BOND FUNDS SEMI-ANNUAL REPORT
                         -----------------------------

                      SIX MONTHS ENDED SEPTEMBER 30, 1998




                         A FAMILY OF 100% NO-LOAD FUNDS
                         ------------------------------

                               MONEY MARKET FUND

                        U.S. GOVERNMENT SECURITIES FUND

                                   BOND FUND

                              TAX-FREE INCOME FUND

                         MINNESOTA TAX-FREE INCOME FUND




                                     [LOGO]

                                SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                          BOND FUNDS SEMI-ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

           Chairman's Letter.........................................        2

           Performance Review........................................        4

           Fund Reviews and Portfolios of Investments

                 Money Market Fund...................................        6

                 U.S. Government Securities Fund.....................       10

                 Bond Fund...........................................       14

                 Tax-Free Income Fund................................       18

                 Minnesota Tax-Free Income Fund......................       34

           Notes to Portfolios of Investments........................       43

           Statements of Assets and Liabilities......................       44

           Statements of Operations..................................       45

           Statements of Changes in Net Assets.......................       46

           Notes to Financial Statements.............................       48

           Financial Highlights......................................       51



         This document must be preceded or accompanied by a Prospectus.

SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - SEPTEMBER 30, 1998

[PHOTO]

Dear Fellow Shareholders:

Lower U. S. interest rates led domestic fixed income markets to provide capital appreciation in addition to coupon income in each of the past two quarters. The Federal Reserve cut the federal funds rate by 0.25% September 29th in response to continued weakening in foreign economies and systemic pressures created by highly leveraged hedge funds. The September move was quickly followed by a 0.25% move on October 15th. We believe the Federal Reserve will make additional reductions in short-term interest rates but at a more gradual pace in light of the pickup in domestic economic growth during the third quarter.

Economic Overview

The domestic economy slowed to a +1.6% annualized rate of real GDP growth during the second quarter of 1998, and resumed a stronger path during the third quarter with a +3.3% growth rate. The spring slowdown followed six consecutive quarters with +3% or higher GDP growth. Given recent global events, we have reduced our forecast of growth for the U.S. economy through 1999 to about a +2% growth rate. We believe a recession can be avoided, but do not rule out the possibility of a quarter of negative real GDP growth sometime in 1999. We base this view on latest trends in year-over-year percentage change growth rates for the major components of GDP, along with recently observed pressures on net exports and corporate profits. The weakness in profits will ultimately impact business capital spending. While we cannot be absolutely precise on when these pressures will reach their maximum stress point, it is likely that we will see slower growth in 1999.

The May through July year-over-year Consumer Price Index increases moved up to +1.7%, but in August receded to +1.6%, and in September receded to +1.5%. Inflation could stay low due to import price pressures, the inability of corporations to raise prices and docile commodity and producer prices. Monetary policy is rapidly reflecting changes in Federal Reserve attitudes concerning strength in the U.S. economy. With slower economic growth, inflation will likely remain low.

Minutes of the August 18th FOMC meeting were released on October 1st and revealed that the committee had dropped its bias toward raising interest rates that had been in place since March 31, 1998. As justification, the minutes noted that "while inflation risks were still a concern, given the high level of output and strong domestic demand, the uncertainties bearing on the economic outlook remained substantial, and indeed the risk on the downside has increased. Even more serious disruptions in Asia, Russia, and Latin America could not be ruled out, and would have negative implications for the U.S. economy."

The modest magnitude of the Federal Reserve's federal funds rate cuts prove to be a sound long-term policy move in not appearing to be a drastic reaction that would disrupt markets even more. Indeed, global financial markets seem to have stabilized since these Fed eases. It also provides leeway for a series of gradual rate cuts over time, which we believe will occur in order to re-establish a more positively sloped yield curve. The current position of the yield curve is similar to those associated with significant economic slowdowns in the past and we believe the Fed will continue to act to avoid a recession. We expect an additional federal funds rate cut during the fourth quarter and another rate reduction during the first quarter of 1999.

Hedge Funds and "Flight to Quality"

The highly publicized crises at Long-term Capital Management, D.E. Shaw and Company and other troubled hedge funds resulted in a "flight to quality" during September and continuing through October. The flight to U.S. Treasury issues (as the ultimate source of liquidity) had the effect of pushing U.S. Treasury bond yields to new lows.

Specifically, the yield on the 2-year maturity Treasuries fell more 50 basis points during September to 4.29%, while the 30-year maturity dropped 32 basis points to yield 4.98% at September 30th. For the third quarter, the drop in

U.S. Treasury yields ranged from 0.64% to 1.23%, depending on maturity. The demand for liquidity caused a significant divergence in performance between Treasuries and all other sectors. For instance, the Lehman Government Index outperformed the Lehman Corporate Index by +1.90% during the third quarter, a feat not witnessed since the second quarter of 1984. Likewise, the Lehman Government Index outperformed the Lehman Mortgage Index by +2.89%, the poorest relative performance for mortgages since August of 1993. The flight to quality was even more obvious when comparing the Merrill Lynch High Yield Index return of -3.58% to the Lehman Government Index's +5.55% return for the third quarter. Worse yet was the -21.23% third quarter return for the J.P. Morgan Emerging Market Index Plus.

Strategy Summary

While it will be difficult for U.S. Treasuries to maintain their impressive outperformance of recent months, we expect demand for high quality securities to remain strong at least through year end. We also expect the Federal Reserve and other central banks to continue to lower short-term interest rates in order to help restore liquidity in the global credit markets. As a result, the Sit Mutual Funds' taxable bond portfolios are overweighted in short and intermediate duration securities to take advantage of anticipated yield curve steepening. Municipal yields continued to decline and also reached new lows during September. The yield on the Bond Buyer 40-Bond Revenue Bond Index decreased 7 basis points during September to 5.04% on September 30th. Municipals did not keep pace with the decline in Treasury yields. While new issuance activity has picked up somewhat with the continued decline in interest rates, municipal supply conditions remain very tight as increased price volatility in other financial markets has resulted in heavy cash inflows into municipal bond funds. In addition, municipal refunding activity has been limited by the relatively high cost of Treasury bonds that would be needed as escrow collateral. The rally in the Treasury market has caused Treasury yields to move below the yield levels for A-rated municipal bonds with maturities 10 years and beyond. The relative yield of long municipal bonds to long Treasury bonds increased from 97% to 101% on September 30th, and is at its cheapest level since the Tax Reform Act of 1986, which caused this ratio to reach 110%. We expect the relative valuation of municipals to Treasuries will return eventually to more normal levels (i.e., around 87%) once volatility in other financial market sectors subsides. We remain focused on purchasing bonds in the 10 to 20 year maturity range where the municipal yield curve is the steepest.

We appreciate your continued interest and investment in Sit Mutual Funds and we look forward to assisting you in achieving your long-term investment goals.


With best wishes,


/s/ Eugene C. Sit
Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
SEPTEMBER 30, 1998 PERFORMANCE SUMMARY - BOND FUNDS

                               BOND MARKET REVIEW

     The Federal Reserve signaled a shift to a more accommodative monetary policy on September 29th with a 25 basis points cut in the federal funds rate. That move was in response to continued weakening in foreign economies and systemic pressures created by highly leveraged hedge funds. Short-term interest rates fell sharply with the 90-day Treasury bill yields down to 4.37% on September 30, compared with 5.13% six months earlier, reflecting investor expectations for further reductions in rates by the Federal Reserve.

     Longer-term bond yields were relatively stable through the first five months of 1998 when the yield of the 30-year Treasury bond varied between 5.80% and 6.10%. Long-term Treasury bond yields fell sharply in the following four months to a September 30th low of 4.98%. Growing concerns over a domestic economic slowdown resulted in a much smaller decrease in long-term corporate bond yields, which declined by less than one-half that of Treasury yields. The resulting widening of yield spreads between corporates and Treasuries resulted in a sharp decline in the volume of newly issued corporate bonds beginning in late August.

     Sector selection was very important in the taxable market. U.S. Treasury securities posted the strongest returns while lesser rated corporates and mortgage pass through securities the lowest returns.

     Longer-term municipal bond yields, as measured by the Bond Buyer 40-Bond Index, remained above their early January low of 5.10% until the last day of September when the Index dropped to a 5.04% yield level. September 30th marked one of the occasions in history when long-term municipal bond yields were actually higher than 30-year Treasury bond yields. Unlike the taxable bond market, where credit quality spreads are quite wide, municipal quality spreads remain at historically narrow levels in part reflecting the fact that hedge funds typically avoid investing in municipal securities. Returns across various sectors of the municipal market, such as general obligations and the various sectors of municipal revenue markets, were within a narrow range for both the past three and six-month time periods with the exception of housing and resource recovery issues which lagged in return over the past six months.

                                              1989          1990
                                              ------------------

SIT MONEY MARKET FUND                           --             --

SIT U.S. GOV'T. SECURITIES FUND              11.04%         10.97%

SIT BOND FUND                                   --             --

SIT TAX-FREE INCOME FUND                      8.38           7.29

SIT MINNESOTATAX-FREE
    INCOME FUND                                 --             --

U.S. TREASURY BILL                            8.73           8.04
LEHMAN INTER. GOVERNMENT BOND INDEX          12.68           9.56
LEHMAN AGGREGATE BOND INDEX                  14.53           8.96
LEHMAN 5-YEAR MUNICIPAL BOND INDEX            9.07           7.70

SIT INVESTMENT RESERVE FUND                   8.53%          7.59%

   (Inception date 1/25/85. Converted to Sit Money Market Fund on 11/1/93.)


                                              NASDAQ
                                              SYMBOL      INCEPTION
                                              ---------------------

SIT MONEY MARKET FUND                          SNIXX      11/01/93
SIT U.S. GOV'T. SECURITIES FUND                SNGVX      06/02/87
SIT BOND FUND                                  SIBOX      12/01/93
SIT TAX-FREE INCOME FUND                       SNTIX      09/29/88
SIT MINNESOTA TAX-FREE INCOME FUND             SMTFX      12/01/93

3-MONTH U.S. TREASURY BILL                                11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                       05/31/87
LEHMAN AGGREGATE BOND INDEX                               11/30/93
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                        09/30/88

(1) Period from Fund inception through calendar year-end. (5) Period January 1, 1993, through October 31, 1993, at which time the Fund converted to the Sit Money Market Fund.
(2) Based on the last 12 monthly distributions of net investment income and average (6) Figure represents 7-day compound effective yield. The 7-day simple yield as of 9/30/98 was 5.18%.
    NAV as of 9/30/98.
(3) For Minnesota residents in the 28%, 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 7.19%, 7.51%, 8.09% and 8.58%, respectively (Assumes the maximum Minnesota tax bracket of 8.5%).
(4) For individuals in the 28%, 31%, 36%, and 39.6% federal tax brackets, the federal tax equivalent yields are 6.31%, 6.58%, 7.09% and 7.52%, respectively (Income subject to state tax, if any).

TOTAL RETURN - CALENDAR YEAR

                                                                                 YIELD
                                                                       YTD       AS OF    DISTRIBUTION
 1991     1992     1993       1994      1995      1996      1997     9/30/98    9/30/98      RATE(2)
 ---------------------------------------------------------------------------    ----------------------
   --       --     0.46%(1)   3.84%     5.58%     5.08%     5.22%     3.90%      5.31%(6)

12.87%    5.43%    7.34       1.77     11.50      4.99      8.19      5.53       5.48         5.55%

   --       --     0.34(1)   -1.31     16.83      4.25      9.44      6.49       5.73         5.80

 9.25     7.71    10.42      -0.63     12.86      5.69      9.87      5.73       4.54(4)      5.10

   --       --     1.60(1)    0.63     11.90      5.89      8.19      5.23       4.74(3)      5.12

 5.72     3.56     3.13       4.47      5.98      5.27      5.32      3.88
14.11     6.93     8.17      -1.75     14.41      4.06      7.72      8.22
16.00     7.40     0.54(1)   -2.92     18.47      3.63      9.65      8.32
11.41     7.62     8.73      -1.28     11.65      4.22      6.38      4.98

 6.14%    3.81%    2.34%(5)


                                            AVERAGE ANNUAL TOTAL RETURNS FOR THE
       TOTAL RETURN                           PERIODS ENDED SEPTEMBER 30, 1998
  QUARTER        SIX MONTHS                                                       SINCE
ENDED 9/30/98    ENDED 9/30/98      1 YEAR    3 YEARS    5 YEARS    10 YEARS    INCEPTION
------------------------------      -----------------------------------------------------
    1.29%            2.59%           5.26%     5.19%         --        --         4.90%
    2.34             4.08            7.58      7.26        6.61%     7.98%        8.22
    3.12             5.25            8.73      8.07          --        --         7.30
    2.81             4.22            8.57      8.26        6.89      7.84         7.83
    2.61             4.00            8.08      7.53          --        --         6.88

    1.24             2.54            5.24      5.29        5.11        --         5.14
    4.67             6.61           10.61      7.82        6.43      8.38         8.30
    4.23             6.66           11.51      8.67          --        --         7.58
    2.63             3.78            6.76      5.90        5.36      7.06         7.05

(5) Period January 1, 1993, through October 31, 1993, at which time the Fund converted to the Sit Money Market Fund.
(6) Figure represents 7-day compound effective yield. The 7-day simple yield as of 9/30/98 was 5.18%


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

SIT MONEY MARKET FUND REVIEW
SIX MONTHS ENDED SEPTEMBER 30, 1998

[PHOTO]  MICHAEL C. BRILLEY
           SENIOR PORTFOLIO MANAGER
         PAUL J. JUNGQUIST, CFA
           PORTFOLIO MANAGER

     The Sit Money Market Fund provided investors with a +2.59% return for the six months ended September 30, 1998, compared to a +2.43% average return for the Lipper Analytical Services, Money Market Fund universe. The Fund's performance ranked 57th of 319 funds in its Lipper peer group category for the third quarter of 1998. The Fund's performance ranked 60th of 303 funds, 52nd of 264 funds and 44th of 198 funds in its Lipper peer group, respectively, for the year, three year and since inception (October 31, 1993) periods ended September 30, 1998, respectively. As of September 30, 1998, the Fund's 7-day compound yield was 5.31% and its average maturity was 25 days, compared to 5.20% and 28 days, respectively, at March 31, 1998.

     The Federal Reserve Board decreased the federal funds rate to 5.25% from 5.50% on September 29, in response to the economic and political turmoil roiling the global financial markets in the latter half of 1998. Three-month Treasury bill yields were volatile over the past six months, ranging from 5.23% in May to 4.36% on September 30th. Current yield levels imply that the market is expecting additional ease by the Fed in the fourth quarter of 1998. While we believe a recession can be avoided, slower domestic and global growth with still dormant inflation over the next year would support this Fed policy. Accordingly, the Fund will try to take advantage of current yield levels while extending its average maturity slightly.

     The Fund has produced competitive returns by focusing on credit research, optimizing average maturity and avoiding the use of risky derivatives. We intend to continue these conservative policies in the future. Despite the global financial turmoil and slowing economic activity, we do not foresee a significant impact on the short-term creditworthiness of top tier commercial paper issuers in general. However, given this backdrop, financial services and industrial companies are more likely to experience difficulties, so we will monitor the Fund's permissible credits in these sectors particularly closely. The Fund continues to diversify its core holdings and its industry exposure. In the months ahead, we plan to add top tier credits in the technology and consumer non-durable industries.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in a diversified portfolio of high quality short-term debt instruments. The Fund seeks to maintain a stable net asset value of $1.00 per share. However, there is no assurance of a constant share price.

     An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                                PORTFOLIO SUMMARY

                 Net Asset Value  9/30/98:  $1.00 Per Share
                                  3/31/98:  $1.00 Per Share

                         Total Net Assets:  $46.94 Million


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                   [BAR CHART]

                                  U.S. Government  23.9

                              Diversified Finance  15.1

                            Consumer Loan Finance  13.4

                        Captive Equipment Finance  10.7

                             Captive Auto Finance   9.0

                            Consumer Non-Durables   7.6

                                        Insurance   5.5

                        Technology/Bus. Equipment   3.9

                                           Retail   3.0

                              Captive Oil Finance   3.0

                                    Capital Goods   2.8

                     Other Assets and Liabilities   2.1

                            AVERAGE ANNUAL TOTAL RETURNS*                CUMULATIVE TOTAL RETURNS*
                       ---------------------------------------    ---------------------------------------
                        Money    Lipper Money    U.S. Treasury     Money    Lipper Money    U.S. Treasury
                       Market       Market           Bill         Market       Market           Bill
                        Fund        Average        (3-Month)       Fund        Average        (3-Month)
                       ---------------------------------------    ---------------------------------------
3 Months                1.29%       1.21%            1.24%         1.29%        1.21%           1.24%
  (not annualized)
1 Year                  5.26        4.93             5.24          5.26         4.93            5.24
3 Year                  5.19        4.91             5.29         16.40        15.47           16.73
Inception               4.90        4.69             5.14         26.52        25.29           27.98
  (11/1/93)

* As of 9/30/98

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE U.S. TREASURY BILL. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

                       3-MONTH U.S.             SIT MONEY
                    TREASURY BILL INDEX        MARKET FUND

The sum of $10,000 invested at inception (11/1/93) and held until 9/30/98 would have grown to $12,652 in the Fund or $12,798 in the 3-Month U.S. Treasury Bill Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                                (% of Net Assets)
                       AS RATED BY MOODY'S, S&P AND FITCH

                                  [PIE CHART]
                           First Tier Securities 100%


                           First Tier Securities  100%
                           Second Tier Securities   0%

SIT MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1998 (UNAUDITED)

---------------------------------------------------------------------------------------------
 QUANTITY ($)            NAME OF ISSUER                                       MARKET VALUE(1)
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER (78.8%) (2)
     CAPITAL GOODS (2.8%)
                         Deere & Co.:
                500,000        5.54%,  11/4/98                                       $497,412
                400,000        5.50%,  11/6/98                                        397,820
                425,000        5.53%,  11/9/98                                        422,482
                                                                               --------------
                                                                                    1,317,714
                                                                               --------------
     CAPTIVE AUTO FINANCE (9.0%)
                         Ford Motor Credit Corp.:
                475,000        5.57%,  10/6/98                                        474,636
                730,000        5.58%,  10/7/98                                        729,328
                640,000        5.50%,  11/5/98                                        636,609
                         General Motors Acceptance Corp.:
                400,000        5.55%,  10/30/98                                       398,234
                500,000        5.52%,  11/3/98                                        497,498
                         Toyota Motor Credit Co.:
                500,000        5.55%,  10/1/98                                        500,000
                500,000        5.55%,  10/5/98                                        499,694
                500,000        5.47%,  11/19/98                                       496,318
                                                                               --------------
                                                                                    4,232,317
                                                                               --------------
     CAPTIVE EQUIPMENT FINANCE (10.7%)
              1,425,000  Caterpillar Finance, Inc., 5.42%, 1/4/99                   1,404,937
              1,400,000  IBM Credit Corp., 5.54%, 10/8/98                           1,398,500
                         John Deere Capital Corp.:
                500,000        5.58%,  10/20/98                                       498,546
                500,000        5.46%,  11/4/98                                        497,441
                400,000        5.45%,  11/17/98                                       397,180
                850,000  Xerox Credit Corp., 5.53%, 10/23/98                          847,143
                                                                               --------------
                                                                                    5,043,747
                                                                               --------------
     CAPTIVE OIL FINANCE (3.0%)
                         Chevron Oil Finance:
                900,000        5.44%,  10/6/98                                        899,321
                500,000        5.49%,  10/14/98                                       499,012
                                                                               --------------
                                                                                    1,398,333
                                                                               --------------
     CONSUMER LOAN FINANCE (13.4%)
                         American Express Credit Corp.:
                325,000        5.56%,  10/14/98                                       324,355
                800,000        5.45%,  11/18/98                                       794,240
                350,000        5.14%,  11/27/98                                       347,174
                         American General Financial:
                550,000        5.58%,  10/13/98                                       548,990
                300,000        5.50%,  11/10/98                                       298,187
              1,300,000  Commercial Credit Corp., 5.51%, 10/22/98                   1,295,852
                         Household Finance Corp.:
                200,000        5.56%,  10/14/98                                       199,602
                500,000        5.56%,  10/22/98                                       498,396
                600,000        5.48%,  11/16/98                                       595,837
                         Norwest Financial, Inc.:
                625,000        5.58%,  10/23/98                                       622,895
                750,000        5.46%,  11/30/98                                       743,250
                                                                               --------------
                                                                                    6,268,778
                                                                               --------------
     CONSUMER NON-DURABLES (7.6%)
                         Coca Cola Co.:
                400,000        5.51%,  11/5/98                                        397,881
                400,000        5.51%,  11/6/98                                        397,820
                600,000        5.39%,  11/24/98                                       595,194
                800,000  Coca Cola Enterprises, 5.58%, 10/19/98 (5)                   797,803
              1,000,000  Gillette Company, 5.56%, 10/09/98 (5)                        998,777
                400,000  Walt Disney Co., 5.51, 10/23/98                              398,660
                                                                               --------------
                                                                                    3,586,135
                                                                               --------------
     DIVERSIFIED FINANCE (15.1%)
                         Associates Corp.:
                435,000        5.22%,  11/25/98                                       431,557
                500,000        5.59%,  10/27/98                                       498,007
                500,000        5.59%,  10/28/98                                       497,930
              1,000,000  Avco Financial Services, Inc., 5.24%, 12/2/98                991,062
                         CIT Group Holdings, Inc.:
                450,000        5.52%,  11/12/98                                       447,134
                950,000        5.55%,  11/13/98                                       943,769
                         General Electric Capital Corp.:
                500,000        5.59%,  10/26/98                                       498,083
                500,000        5.53%,  10/29/98                                       497,861
                400,000        5.56%,  11/10/98                                       397,591
                         General Electric Capital Services:
                400,000        5.51%,  11/12/98                                       397,452
                500,000        5.58%,  11/20/98                                       496,181
                500,000        5.56%,  11/25/98                                       495,814
                500,000  Transamerica Finance Corp., 5.56%, 10/21/98                  498,478
                                                                               --------------
                                                                                    7,090,919
                                                                               --------------
     ENERGY (2.3%)
                         Texaco, Inc.:
                600,000        5.50%,  11/9/98                                        596,458
                460,000        5.49%,  11/10/98                                       457,220
                                                                               --------------
                                                                                    1,053,678
                                                                               --------------

---------------------------------------------------------------------------------------------
 QUANTITY ($)            NAME OF ISSUER                                       MARKET VALUE(1)
---------------------------------------------------------------------------------------------
     INSURANCE (5.5%)
                             American Family Financial:
                    500,000        5.58%,  10/16/98                                   498,860
                    850,000        5.56%,  10/28/98                                   846,507
                    500,000  American General Corp., 5.56%, 11/2/98                   497,556
                    750,000  Liberty Mutual Capital Corp., 5.45%, 11/16/98 (5)        744,825
                                                                               --------------
                                                                                    2,587,748
                                                                               --------------
     RETAIL (3.0%)
                             Sears Roebuck & Co.:
                    900,000        5.56%,  10/29/98                                   896,149
                    500,000        5.59%,  11/23/98                                   495,944
                                                                               --------------
                                                                                    1,392,093
                                                                               --------------
     TECHNOLOGY/BUSINESS EQUIPMENT (3.9%)
                             International Business Machines Corp.:
                    700,000        5.56%,  10/2/98                                    699,893
                    600,000        5.54%,  10/16/98                                   598,630
                    550,000  Xerox Corp., 5.52%, 10/15/98                             548,830
                                                                               --------------
                                                                                    1,847,353
                                                                               --------------
     UTILITIES (2.5%)
                             BellSouth Telecommunications, Inc.:
                    500,000        5.71%,  10/6/98                                    499,622
                    258,000        5.44%,  11/10/98                                   256,452
                    425,000        5.23%,  11/12/98                                   422,422
                                                                               --------------
                                                                                    1,178,496
                                                                               --------------

Total commercial paper
     (cost: $36,997,311)                                                           36,997,311
                                                                               --------------

U.S. GOVERNMENT SECURITIES (23.9%) (2)
                 11,222,000  FHLB Disc. Note, 5.15%, 10/1/98                       11,222,000
                                                                               --------------
                                                                                   11,222,000
                                                                               --------------
     (cost: $11,222,000)

Total investments in securities
     (cost: $48,219,311) (6)                                                      $48,219,311
                                                                               ==============

                 See accompanying notes to portfolios of investments on page 43.

SIT U.S. GOVERNMENT SECURITIES FUND REVIEW
SIX MONTHS ENDED SEPTEMBER 30, 1998

[PHOTO]  MICHAEL C. BRILLEY
           SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA
           PORTFOLIO MANAGER

Dear Fellow Shareholders:

     The Sit U.S. Government Securities Fund provided investors with a +4.08% return for six months ended September 30, 1998 compared to a +6.61% return of the Lehman Intermediate Government Bond Index. For the twelve months ending September 30, 1998, the Fund's total return was +7.58% versus +10.61% return for the Lehman Index. As of September 30, 1998, the Fund's 30-day SEC yield was 5.48% and its 12-month distribution rate was 5.55%, compared to 5.61% and 5.93%, respectively, at March 31, 1998.

     U. S. Treasury yields fell sharply during the period, particularly in recent months as investors sought a safe haven from the volatility of global financial markets. The rally provided significant price appreciation in the Fund's longer duration Collateralized Mortgage Obligation and U.S. Treasury holdings. The decline in yields renewed concerns of accelerated prepayments in the mortgage pass-through sector. As a result, the pass-through holdings provided the lowest return in the Fund for the quarter.

     Investment activity involved the successful combination of smaller mortgage-backed securities into one large security. This combination increases the value of the assets due to the greater demand that exists for larger-sized pools.

     Recent activity involved increasing the Fund's weighting in shorter to intermediate average life securities. This was done in anticipation of reductions in short-term rates by the Federal Reserve. Continued easing by the Federal Reserve should result in price appreciation for short and intermediate average life securities.

     Looking forward, we believe that economic growth will slow moderately through the first half of next year. We also expect the demand for high quality securities to remain strong at least through year end. Lastly, we believe that the Federal Reserve and other central banks will continue to lower short-term interest rates in order to help stabilize financial markets. The Fund will continue to focus on securities that have relatively stable prices and provide high interest income.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to provide high current income and safety of principal. The Fund invests solely in securities issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities (Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC)).


                                PORTFOLIO SUMMARY

                     Net Asset Value 9/30/98: $10.78 Per Share
                                     3/31/98: $10.63 Per Share

                            Total Net Assets: $129.61 Million

                            30-Day SEC Yield:    5.48%
                  12-Month Distribution Rate:    5.55%
                            Average Maturity:   16.1 Years
                          Effective Duration:    1.9 Years(1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                   [BAR CHART]

                                 GNMA Pass-Through  56.8

                                     U.S. Treasury  16.4

                                 FNMA Pass-Through  10.3

               Collateralized Mortgage Obligations   9.9

                                FHLMC Pass-Through   4.8

                      Other Assets and Liabilities   1.8

                            AVERAGE ANNUAL TOTAL RETURNS*                   CUMULATIVE TOTAL RETURNS*
                     -------------------------------------------   ------------------------------------------
                     U.S. Gov't.      Lipper       Lehman Inter.   U.S. Gov't.      Lipper      Lehman Inter.
                     Securities     U.S. Gov't.     Gov't. Bond    Securities     U.S. Gov't.     Bond Fund
                        Fund       Fund Average        Index          Fund       Fund Average       Index
                     -------------------------------------------   ------------------------------------------
3 Months                2.34%          4.57%           4.67%          2.34%           4.57%         4.67%
  (not annualized)
1 Year                  7.58          11.64           10.61           7.58           11.64         10.61
5 Years                 6.61           6.12            6.43          37.70           34.56         36.58
10 Years                7.98           8.22            8.38         115.52          120.32        123.54
Inception               8.22           8.06            8.30         144.89          140.84        146.98
  (6/2/87)

* As of 9/30/98

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

                     SIT U.S. GOV'T.          LEHMAN INTER.
                     SECURITIES FUND        GOV'T. BOND INDEX

The sum of $10,000 invested at inception (6/2/87) and held until 9/30/98 would have grown to $24,489 in the Fund or $24,698 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE

The Adviser's estimates of the dollar weighted average life of the portfolio's securities, which may vary from their stated maturities.

                                  [BAR CHART]

                              YEARS

                               0-1         1.9%
                               1-5        76.6%
                               5-10       16.0%
                               10-20       5.4%

SIT U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1998 (UNAUDITED)

-----------------------------------------------------------------------------------------
QUANTITY ($)                  NAME OF ISSUER                              MARKET VALUE(1)
-----------------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES (71.9%) (2)
      FEDERAL HOME LOAN MORTGAGE CORPORATION (4.8%):
                   79,456     8.50%, 1/1/17                                       $83,100
                   19,581     8.75%, 12/1/01                                       20,218
                  628,755     8.75%, 1/1/17                                       660,796
                  236,035     9.00%, 12/1/05                                      246,402
                   69,298     9.00%, 1/1/06                                        72,345
                  328,940     9.00%, 5/1 - 7/1/09                                 347,241
                  176,571     9.00%, 10/1/13                                      186,284
                  681,925     9.00%, 5/1 - 10/1/16                                719,915
                  939,806     9.00%, 1/1 - 6/1/17                                 991,614
                  547,053     9.00%, 10/1/19                                      575,437
                  756,544     9.50%, 2/1 - 6/1/10                                 804,010
                  229,387     9.50%, 1/1/11                                       243,678
                  332,661     9.50%, 6/1 - 9/1/16                                 353,067
                  238,179     9.50%, 6/1 - 9/1/17                                 253,357
                  109,362     9.50%, 12/1/18                                      116,213
                   70,049     9.75%, 6/1/17                                        75,022
                  347,329     10.25%, 6/1/10                                      376,438
                  111,900     10.50%, 4/1 - 7/1/04                                118,897
                    2,372     11.00%, 10/1/00                                       2,501
                                                                         ----------------
                                                                                6,246,535
                                                                         ----------------
      FEDERAL NATIONAL MORTGAGE ASSOCIATION (10.3%):
                  316,213     8.50%, 8/1/06                                       328,030
                  135,323     8.875%, 3/1/17                                      143,019
                  138,511     9.00%, 4/1/10                                       145,488
                  514,562     9.00%, 1/1 - 9/1/17                                 540,636
                1,262,854     9.00%, 11/1 - 12/1/19                             1,356,348
                  167,031     9.00%, 9/1/20                                       175,551
                  584,413     9.00%, 9/1 - 11/1/21                                615,194
                  156,271     9.25%, 4/1/12                                       166,183
                   80,700     9.375%, 5/1/16                                       85,454
                  101,352     9.50%, 9/1/08                                       107,472
                  244,255     9.50%, 1/1/11                                       260,588
                  388,807     9.50%, 5/1/14                                       416,996
                  454,689     9.50%, 4/1 - 7/1/16                                 483,160
                  757,602     9.50%, 12/1/18                                      812,528
                  271,521     9.50%, 12/1/19                                      288,263
                2,238,305     9.50%, 4/1 - 9/1/20                               2,383,285
                1,059,317     9.75%, 1/1/13                                     1,154,984
                  138,601     10.00%, 3/1/11                                      150,121
                  152,666     10.00%, 9/1/20                                      164,379
                3,045,903     10.25%, 8/15/13                                   3,368,555
                  109,592     10.75%, 11/1/10                                     119,988
                   41,403     11.00%, 4/1/14                                       45,601
                                                                         ----------------
                                                                               13,311,823
                                                                         ----------------
      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (56.8%) (3):
                  132,426     7.50%, 3/15/07                                      138,035
                  289,336     7.50%, 5/15/16                                      299,205
                   30,919     8.00%, 7/15/03                                       32,242
                  176,513     8.00%, 10/15/12                                     182,430
                1,860,273     8.00%, 5/15 - 9/15/16                             1,925,440
                  255,373     8.25%, 2/15 - 6/15/02                               264,990
                  516,901     8.25%, 12/15/11                                     541,133
                  190,470     8.25%, 1/15/12                                      197,645
                  446,935     8.25%, 8/15/15                                      464,017
                   94,427     8.50%, 11/15/01                                      96,933
                  299,820     8.50%, 12/15/11                                     313,312
                  547,363     8.50%, 1/15/12                                      570,566
                  102,298     8.50%, 4/15/15                                      105,878
                  747,502     8.50%, 9/15/16                                      780,564
                  692,462     8.50%, 1/15/17                                      723,048
                  148,715     8.75%, 7/15/02                                      156,518
                  149,880     8.75%, 5/15/03                                      157,807
                  629,438     8.75%, 5/15 - 11/15/06                              663,431
                  241,954     8.75%, 2/15 - 3/15/07                               252,623
                  154,392     8.75%, 11/15/09                                     161,263
                1,229,787     8.75%, 6/15 - 12/15/11                            1,284,873
                  123,976     8.75%, 2/20/17                                      129,703
                1,042,889     8.75%, 10/15/19                                   1,101,552
                  122,904     9.00%, 10/15/04                                     129,828
                  270,639     9.00%, 4/15/06                                      285,927
                  345,080     9.00%, 6/15 - 10/15/07                              362,366
                  818,077     9.00%, 9/15 - 12/15/08                              869,871
                  549,170     9.00%, 2/15 - 9/15/09                               581,795
                2,444,084     9.00%, 5/15 - 10/15/11                            2,581,403
                  131,620     9.00%, 1/15/12                                      137,818
                   86,942     9.00%, 8/15/15                                       92,184
                  330,561     9.00%, 9/15 - 12/20/16                              349,782
                8,030,798     9.00%, 1/15 - 12/15/17                            8,606,431
                9,580,024     9.00%, 12/15/19                                  10,184,479
                3,259,506     9.00%, 7/20 - 12/15/21                            3,491,093
                  309,654     9.10%, 5/15/18                                      329,559
                   59,123     9.25%, 4/15 - 9/15/01                                62,311
                  151,219     9.25%, 4/15/03                                      159,722
                  245,533     9.25%, 3/15/05                                      259,511
                  296,878     9.25%, 4/15 - 11/15/10                              317,164
                  334,963     9.25%, 11/15/11                                     351,181
                  151,926     9.25%, 4/15/12                                      159,208
                1,333,572     9.25%, 2/20 - 11/20/17                            1,408,639
                   87,953     9.50%, 1/15 - 3/15/05                                92,293
                  167,035     9.50%, 1/15/06                                      176,725
                2,460,418     9.50%, 12/15/09                                   2,664,534
                1,179,554     9.50%, 1/15 - 11/15/10                            1,242,418
                  481,202     9.50%, 1/15 - 3/15/11                               504,630
                2,723,070     9.50%, 2/15 - 12/15/16                            2,917,226

-----------------------------------------------------------------------------------------
QUANTITY ($)                  NAME OF ISSUER                              MARKET VALUE(1)
-----------------------------------------------------------------------------------------
                3,973,552     9.50%, 1/15 - 12/15/17                            4,303,621
                1,993,377     9.50%, 4/15 - 10/20/18                            2,136,332
                2,027,993     9.50%, 4/15 - 12/15/19                            2,191,914
                  123,811     9.50%, 6/15 - 10/15/20                              132,745
                  300,131     9.50%, 1/15 - 8/15/21                               322,990
                   33,739     9.75%, 3/15 - 10/15/99                               34,445
                   34,171     9.75%, 5/15/01                                       36,013
                  133,937     9.75%, 11/15/02                                     141,735
                  197,773     9.75%, 7/15 - 12/15/03                              209,691
                   36,460     9.75%, 3/15/04                                       38,589
                  517,585     9.75%, 8/15 - 11/15/05                              548,065
                  173,005     9.75%, 2/15/06                                      185,249
                  460,876     9.75%, 8/15 - 9/15/09                               490,777
                1,759,804     9.75%, 8/15 - 12/15/10                            1,872,338
                  745,914     9.75%, 11/15 - 12/15/12                             793,811
                  160,176     10.00%, 8/15/02                                     169,832
                  155,383     10.00%, 11/15/03                                    164,171
                  126,329     10.00%, 5/15/04                                     133,860
                  701,448     10.00%, 7/15/05                                     743,746
                  122,633     10.00%, 1/15/06                                     129,938
                  151,250     10.00%, 11/15/08                                    161,054
                   89,453     10.00%, 5/15 - 11/15/09                              95,608
                  347,225     10.00%, 6/15 - 10/15/10                             369,723
                  105,901     10.00%, 1/15/11                                     112,821
                   10,957     10.00%, 9/15/16                                      11,863
                   23,911     10.25%, 11/15/00                                     25,200
                   49,776     10.25%, 2/15 - 4/15/01                               52,459
                  111,963     10.25%, 12/15/02                                    118,714
                  173,760     10.25%, 8/15/04                                     184,270
                  278,784     10.25%, 7/15/05                                     295,589
                  137,543     10.25%, 5/15/09                                     146,137
                    2,573     10.50%, 9/15/00                                       2,703
                   40,440     10.50%, 9/15/01                                      42,620
                   60,379     10.50%, 12/15/02                                     64,011
                  194,879     10.50%, 6/15/09                                     217,565
                  113,013     10.50%, 7/15/10                                     120,149
                  201,288     10.50%, 8/15 - 11/15/15                             218,563
                  116,255     10.50%, 3/15 - 12/15/16                             126,228
                      207     10.75%, 10/15/98                                        207
                   16,841     10.75%, 11/15/00                                     17,749
                   42,998     10.75%, 9/15/03                                      45,586
                   91,722     10.75%, 9/15/05                                      97,299
                  127,670     10.75%, 8/15/06                                     138,559
                   36,233     10.75%, 1/15/10                                      38,554
                  154,438     10.75%, 7/15 - 8/15/11                              164,278
                  196,317     11.00%, 6/15/04                                     208,246
                  496,776     11.00%, 1/15 - 6/15/10                              553,231
                   17,614     11.00%, 7/15/13                                      19,425
                  134,001     11.25%, 8/15 - 12/15/00                             141,225
                   20,166     11.25%, 1/15/01                                      21,253
                   17,591     11.25%, 5/15/03                                      18,654
                  407,787     11.25%, 9/15 - 10/15/05                             438,098
                  517,855     11.25%, 6/15 - 9/15/10                              574,562
                1,611,280     11.25%, 2/15 - 10/15/11                           1,767,255
                    7,562     11.75%, 1/15/99                                       7,838
                  208,470     11.75%, 5/15 - 7/15/00                              219,708
                  127,250     11.75%, 5/15 - 6/15/04                              136,151
                   37,887     12.75%, 1/15/00                                      39,929
                   16,527     13.25%, 10/15/99                                     17,108
                   22,039     13.75%, 9/15-10/15/99                                22,931
                  622,000     Bernalillo Multifamily Series
                                1998A, 7.50%, 9/20/20                             663,985
                              Maplewood, Mn. Multifamily Revenue:
                  579,100       Series 1998B, 6.75%, 7/20/15                      629,580
                1,605,000       Series 1998A, 6.75%, 7/20/30                    1,611,420
                                                                         ----------------
                                                                               73,599,276
                                                                         ----------------

Total mortgage pass-through securities
      (cost: $93,147,175)                                                      93,157,634
                                                                         ----------------

U.S. GOVERNMENT SECURITIES (16.4%) (2)
                5,000,000     U.S. Treasury Note, 5.875%, 2/15/00               5,090,150
                              U.S. Treasury Strips:
                4,000,000       6.93% effective yield, 11/15/04                 3,057,000
               12,600,000       4.72% effective yield, 5/15/06                  8,948,646
                7,000,000       5.82% effective yield, 11/15/09                 4,152,750
                                                                         ----------------

Total U.S. government securities                                               21,248,546
                                                                         ----------------
      (cost: $20,227,328)

COLLATERALIZED MORTGAGE OBLIGATIONS (9.9%) (2)
                              Federal Home Loan Mortgage Corporation:
                  176,868       1006-C, 9.15%, 10/15/20                           190,358
                1,000,000       6.50%, 11/15/21                                 1,050,980
                              Vendee Mortgage Trust:
                2,875,418       Series 1996-2 1B,  6.75%, 9/15/09               2,883,210
                7,300,000       Series 1992-2 1F, 7.00%, 2/15/18                7,613,973
                1,045,000       Series 1992-1 2K, 7.75%, 5/15/08                1,122,090
                                                                         ----------------

Total collateralized mortgage obligations                                      12,860,611
                                                                         ----------------
      (cost: $12,328,774)

SHORT-TERM SECURITIES (1.0%) (2)
                1,248,895     Dreyfus Gov't Cash Management Fund, 5.46%         1,248,895
                                                                         ----------------
      (cost: $1,248,895)

Total investments in securities
      (cost: $126,952,172) (6)                                               $128,515,686
                                                                         ----------------

                 See accompanying notes to portfolios of investments on page 43.

SIT BOND FUND REVIEW
SIX MONTHS ENDED SEPTEMBER 30, 1998

[PHOTO]
MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
BRYCE A, DOTY, CFA
   PORTFOLIO MANAGER

Dear Fellow Shareholders:

  The Sit Bond Fund provided investors with a +5.25% return for the six months ended September, 1998, compared to a +6.66% return for the Lehman Aggregate Bond Index. For the three years ended September 30, 1998, the Fund's annualized total return of +8.07% exceeded the +7.75% average return for its Lipper universe, ranking it 51st of 158 funds. Also, the Fund's performance since inception (December 1, 1993) ranked it 19th of 102 funds. As of September 30, 1998, the Fund's 30-day SEC yield was 5.73% and its 12-month distribution rate was 5.80%, compared to 5.43% and 6.35%, respectively, at March 31, 1998.

   U. S. Treasury yields fell sharply during the period, particularly in recent months as investors sought a safe haven from the volatility of global financial markets. The rally provided significant price appreciation in the Fund's longer duration U.S. Treasury and asset-backed bond holdings, making them the highest return sectors in the Fund. Although the agency pass-through sector produced high levels of interest income, it had the weakest total return as it experienced less price appreciation due to its relatively short duration.

   Earlier in the period, investment activity included selling corporate securities. Later, as interest rates continued to fall, corporate issuance of debt rose substantially as corporations rushed to lock in lower rates. The heavy supply caused corporate yield spreads to reach their widest level in five years. The Fund took advantage of this opportunity by purchasing corporate bonds. More recently, the Fund has increased its weighting in shorter to intermediate average life securities. This was done in anticipation of cuts in short-term rates by the Federal Reserve. Continued easing by the Federal Reserve should result in price appreciation for short and intermediate average life securities.

   Looking forward, we believe that economic growth will slow moderately through the first half of next year. We also expect the demand for high quality securities to remain strong at least through year end. Lastly, we believe that the Federal Reserve and other central banks will continue to lower short-term interest rates in order to help stabilize financial markets. The Fund will continue to focus on high quality securities that offer attractive total return opportunities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund's "total return" is a combination of income, changes in principal value and reinvested dividends.

     The Fund will pursue its objective by investing in a diversified portfolio of fixed-income securities which include, but are not limited to, the following: U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.

                                PORTFOLIO SUMMARY

         Net Asset Value 9/30/98: $10.28 Per Share
                         3/31/98: $10.03 Per Share

                Total Net Assets: $11.62 Million

                30-Day SEC Yield:   5.73%
      12-Month Distribution Rate:   5.80%
                Average Maturity:  17.3 Years
              Effective Duration:   4.2 Years (1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                              PORTFOLIO STRUCTURE
                            (% of total net assets)

                                  [BAR CHART]

Mortgage Pass Through                   44.2
Corporate Bonds & Notes                 16.4
U.S. Treasury                           15.4
Asset-Backed Securities                 11.8
Closed-End Mutual Funds                  3.7
Collateralized Mortgage Obligations      3.6
Trust Preferred Securities               1.8
Other Assets and Liabilities             3.1

                        AVERAGE ANNUAL TOTAL RETURNS*                    CUMULATIVE TOTAL RETURNS*
                        -----------------------------                    -------------------------
                               Lipper Inter.       Lehman                      Lipper Inter.         Lehman
                   Bond      Investment Grade     Aggregate           Bond    Investment Grade      Aggregate
                   Fund       Bond Fund Avg.     Bond Index           Fund     Bond Fund Avg.      Bond Index
                   ----------------------------------------           ---------------------------------------
3 Months           3.12%          3.67%             4.23%              3.12%        3.67%             4.23%
   (not annualized)
1 Year             8.73          10.02             11.51               8.73        10.02             11.51
3 Year             8.07           7.75              8.67              26.21        25.10             28.34
Inception          7.30           6.68              7.58              40.56        36.70             42.35
  (12/1/93)


  PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                                    [CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 9/30/98 would have grown to $14,056 in the Fund or $14,235 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                                QUALITY RATINGS

                                (% of Net Assets)

                         LOWER OF MOODY'S OR S&P USED.

                                  [PIE CHART]

Government Agency Backed
  Securites & CMO's                47.6%
U.S. Government                    15.4%
Other Assets & Liabilities          3.1%
BBB                                11.8%
A                                   8.1%
AA                                  1.8%
AAA                                12.2%


SIT BOND FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1998 (UNAUDITED)

------------------------------------------------------------------------------
   QUANTITY($)  NAME OF ISSUER                                  MARKET VALUE(1)
------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (15.4%) (2)
                U.S. Treasury Strip:
     1,400,000    5.61% effective yield, 5/15/04                  $1,094,898
       400,000    4.75% effective yield, 5/15/06                     284,084
       700,000    5.82% effective yield, 11/15/09                    415,275
                                                                 ------------

Total U.S. government securities                                   1,794,257
                                                                 ------------
   (cost:  $1,674,622)

ASSET-BACKED SECURITIES (11.8%) (2)
                Advanta Mortgage Loan Trust:
       200,000    1995-3 A5, 7.37%, 2/25/27                          213,016
       250,000    1996-1 A7, 7.07%, 3/25/27                          265,688
        75,000  Cityscape Home Equity Loan Trust,
                  1996-3 A8, 7.65%, 9/25/25                           82,565
                ContiMortgage Home Equity Loan Trust:
       249,998    1996-1 A7, 7.00%, 3/15/27                          276,615
        75,000    1998-3 A6, 6.08%, 9/15/27                           74,989
       100,000  EQCC Home Equity Loan Trust,
                  Series 1996-1, 6.93%, 3/15/27                      107,468
       100,000  EquiVantage, 1996-3 A3, 7.70%, 9/25/27               104,777
                Green Tree Financial Corp.:
        75,000    1995-5, 7.25%, 9/15/25                              81,037
        75,000    1997-4, 7.03%, 2/15/29                              78,586
        75,000  Money Store Home Equity Mortgage,
                  7.265%, 7/15/38                                     82,944
                                                                 ------------

Total asset-backed securities                                      1,367,685
                                                                 ------------
   (cost:  $1,258,788)

CORPORATE BONDS & NOTES (16.4%) (2)
       400,000  American Express Credit Co., 6.25%, 8/10/05          408,592
        50,000  AT & T, 8.625%, 12/01/31                              56,625
       150,000  Bank One Texas, 6.25%, 2/15/08                       156,563
       150,000  Nationwide Health Properties, 7.00%, 9/18/01         150,000
       100,000  Omega Health Care Investors, 6.95%, 6/15/02          103,000
       500,000  Security Cap. Industrial Tr., 8.65%, 05/15/16        561,875
       100,000  Summit Properties, Inc., 7.20%, 8/15/07              105,875
       100,000  Tenneco, Inc., 6.70%, 12/15/05                       101,690
        20,000  Toys R Us, Inc., 8.25%, 2/1/17                        20,675
        50,000  Trinet Corp. Realty Trust, 7.70%, 7/15/17             52,563
       175,000  Washington Mutual Capital, 8.375%, 6/1/27            192,281
                                                                 ------------
Total corporate bonds & notes                                      1,909,739
                                                                 ------------
   (cost:  $1,844,275)

------------------------------------------------------------------------------
   QUANTITY($)  NAME OF ISSUER                                  MARKET VALUE(1)
------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES (44.2%) (2)(3)
                Federal Home Loan Mortgage Corp.:
       177,655    9.00%, 12/1/17                                     187,461
        35,619    10.25%, 9/1/09                                      38,606
        33,024    10.75%, 3/1/11                                      36,162
                Federal National Mortgage Association:
       221,434    9.00%, 12/1/19                                     232,650
       294,959    9.75%, 1/1/13                                      321,597
       247,738    10.25%, 8/15/13                                    273,981
       112,273    11.00%, 11/1/20                                    123,934
                Government National Mortgage Association:
        10,943    8.75%, 11/15/01                                     11,529
       168,930    8.75%, 10/15/19                                    178,432
        64,942    9.00%, 10/15/06                                     68,607
        75,503    9.00%, 9/15/08                                      80,113
       106,359    9.00%, 4/15/09                                     112,797
        64,884    9.00%, 4/15/09                                      68,818
       125,265    9.00%, 4/15/09                                     132,880
         7,701    9.00%, 8/15/11                                       8,066
       190,260    9.00%, 01/15/17                                    199,825
         9,075    9.00%, 12/15/17                                      9,750
        76,109    9.00%, 8/20/19                                      80,190
       142,542    9.00%, 12/15/19                                    151,985
        73,190    9.00%, 6/20/21                                      77,098
       570,951    9.00%, 12/15/21                                    612,168
        93,283    9.00%, 12/20/21                                     98,283
        24,770    9.25%, 5/15/01                                      26,106
        82,381    9.25%, 5/15/10                                      86,305
        18,217    9.50%, 3/15/03                                      19,264
       100,336    9.50%, 11/15/05                                    106,479
        98,508    9.50%, 12/15/09                                    106,681
        50,505    9.50%, 2/15/11                                      52,953
       167,543    9.50%, 5/20/16                                     178,629
       276,864    9.50%, 12/15/17                                    301,558
        86,222    9.50%, 9/15/17                                      92,529
       189,361    9.50%, 12/15/19                                    205,241
        13,659    9.50%, 4/15/20                                      14,652
        38,451    9.50%, 9/15/20                                      41,214
        41,656    9.50%, 11/15/21                                     45,159
         3,012    9.75%, 8/15/02                                       3,188
        26,831    10.00%, 8/15/02                                     28,432
        97,585    10.00%, 6/15/19                                    105,380
        16,457    10.25%, 4/15/01                                     17,344
        25,990    10.25%, 4/15/01                                     27,391
        14,502    10.50%, 7/15/00                                     15,283
        32,302    10.75%, 1/15/01                                     34,043

16


------------------------------------------------------------------------------
   QUANTITY($)  NAME OF ISSUER                                 MARKET VALUE(1)
------------------------------------------------------------------------------
        15,731    11.25%, 10/15/00                                    16,579
        35,655    11.75%, 7/15/00                                     37,577
        14,345    11.75%, 7/15/01                                     15,123
        50,000    Bernalillo Multifamily Series 1998A,
                    7.50%,  9/20/20                                   53,375
                  Maplewood, Mn. Multifamily Revenue:
       275,000      Series 1998C-2, 10.00%, 11/1/30                  275,712
       118,850      Series 1998D, 6.75%, 4/21/99                     119,325
                                                                 ------------
Total mortgage pass-through securities                             5,130,454
                                                                 ------------
   (cost:  $5,135,864)

COLLATERALIZED MORTGAGE OBLIGATIONS (3.6%) (2)
       150,000  Federal Home Loan Mortgage Corp.,
                  (Remic) Series 1173, 6.50%, 11/15/21               157,647
       250,000  Federal National Mortgage Association,
                  1994-38, 6.65%, 12/25/23                           257,180
                                                                 ------------
Total collateralized mortgage obligations
   (cost:  $384,800)                                                 414,827
                                                                 ------------

CLOSED-END MUTUAL FUNDS (3.7%) (2)
        10,000  American Select Portfolio                            120,625
         6,299  American Strategic Income Portfolio (I)               75,588
         9,490  American Strategic Income Portfolio (II)             113,880
        10,309  American Strategic Income Portfolio (III)            119,842
                                                                 ------------
Total closed-end mutual funds
   (cost:  $401,084)                                                 429,935
                                                                 ------------

TRUST PREFERRED SECURITIES (1.8%) (2)
         6,000  Allstate Financing I, 7.95%, 12/1/26                 154,500
        50,000  Allstate Financing II, 7.83%, 12/1/45                 53,438
                                                                 ------------

Total trust preferred securities
   (cost:  $200,735)                                                 207,938
                                                                 ------------

SHORT-TERM SECURITIES (2.3%) (2)
       262,686  Dreyfus Gov't Cash Mgmt. Fund, 5.32%                 262,686
                                                                 ------------
Total short term securities
   (cost:  $262,686)

Total investments in securities
   (cost:  $11,162,854)  (6)                                     $11,517,521
                                                                 ============


                 See accompanying notes to portfolios of investments on page 43.

SIT TAX-FREE INCOME FUND REVIEW
SIX MONTHS ENDED SEPTEMBER 30, 1998

[PHOTO]
MICHAEL C. BRILLEY
    SENIOR PORTFOLIO MANAGER
DEBRA A. SIT, CFA
    PORTFOLIO MANAGER

Dear Fellow Shareholders:

     Municipal bond yields declined to new lows in September. The Sit Tax-Free Income Fund provided shareholders a total return of +2.81% for the quarter and +4.22% for the six-month period ended September 30, 1998. The Fund's total return ranked 148th of 253 general municipal funds tracked by Lipper Analytical Services for the quarter and 75th of 237 funds for the last twelve months. In addition, the Fund's returns ranked 34th of 194 funds for the three-year period, 4th of 134 funds for the five-year period and 43rd of 73 funds for the ten-year period.
     The Fund's price per share increased $0.17 during the semi-annual period to $10.58 on September 30, 1998, surpassing its all-time high of $10.48 reached in early January 1998. As of September 30th, the Fund's 30-day SEC yield was 4.54% and its 12-month distribution rate was 5.10%, compared to 4.70% and 5.30%, respectively, on March 31,1998.
     Fund assets increased from $519.6 million to $684.8 million during the semi-annual period, which contributed to an increase in cash from 3.8% to 11.5%. Approximately two-thirds of the cash flow was used to purchase bonds across several industry and ratings categories. Education bonds increased from 1.8% to 3.2% and other revenue issues increased from 1.8% to 3.2% and other revenue issues increased from 6.0% to 7.8%, while closed-end bond funds remained fairly constant. Weightings decreased in hospital bonds from 23.5% to 22.2%, in multifamily housing from 29.4% to 25.0%, and in single family housing from 15.5% to 14.5%. Prerefunded bonds decreased from 3.6% to 2.4% as holdings were either retired or sold. Securities rated BBB decreased from 32.2% to 28.5% and securities rated "A" or better comprised well over two-thirds of the Fund. Recently the Fund has focused on purchasing bonds in the 8 to 20 year maturity range, which we consider to be the most attractive part of the yield curve in an environment of Fed ease. This activity, along with the increase in cash, has contributed to the Fund's average maturity decreasing from 18.7 years to 17.0 years. The Fund's implied duration decreased from 5.7 years to 5.6 years.
     The Fund's performance continues to be driven by its emphasis on securities which provide higher coupon income and principal stability. The increase in municipal bond prices has lagged the recent rally in Treasury bonds, thus causing municipal yields to be very attractively valued on an historical basis. In this environment, we will continue to focus on purchasing securities that provide incremental yield and relative price stability.

                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Fund is to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital, by investing in investment-grade municipal securities.

      Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment grade at time of purchase.



                               PORTFOLIO SUMMARY

                Net Asset Value  9/30/98:  $10.58 Per Share
                                 3/31/98:  $10.41 Per Share

                        Total Net Assets: $684.79 Million

                        30-Day SEC Yield:    4.54%
                    Tax Equivalent Yield:    7.52% (1)
              12-Month Distribution Rate:    5.10%
                        Average Maturity:   17.0 Years
         Duration to Estimated Avg. Life:    6.8 Years (2)
                        Implied Duration:    5.6 Years (2)

(1) For individuals in the 39.6% federal tax bracket.
(2) See page 19.


                              PORTFOLIO STRUCTURE
                            (% of total net assets)

[BAR CHART]

Multifamily Mortgage Revenue            25.0
Hospital/Health Care Revenue            22.2
Single Family Mortgage Revenue          14.5
Other Revenue                            7.8
Closed-End Mutual Funds                  5.5
Industrial Revenue/Pollution Control     3.4
Education/Student Loan                   3.2
Escrowed to Maturity/Pre-Refund          2.4
Transportation                           1.9
Public Facilities                        0.9
Municipal Lease Rental                   0.8
Sales Tax Revenue                        0.6
Gen. Obligation                          0.2
Utility                                  0.1
Other Assets and Liabilities            11.5

                              AVERAGE ANNUAL TOTAL RETURNS*                               CUMULATIVE TOTAL RETURNS*
                              -----------------------------                               -------------------------
                    Tax-Free        Lipper General          Lehman             Tax-Free       Lipper General          Lehman
                     Income           Muni. Bond         5-Year Muni.           Income          Muni. Bond         5-Year Muni.
                      Fund             Fund Avg.          Bond Index             Fund            Fund Avg.          Bond Index
                    -------------------------------------------------          ------------------------------------------------
3 Months                2.81%            2.91%               2.63%               2.81%             2.91%               2.63%
   (not annualized)
1 Year                  8.57             8.20                6.76                8.57              8.20                6.76
5 Years                 6.89             5.67                5.36               39.53             31.74               29.83
10 Years                7.84              n/a                7.06              112.80               n/a               97.76
Inception               7.83             7.98                7.05              112.58            115.52               97.76
  (9/29/88)


* As of 9/30/98

  PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

                               GROWTH OF $10,000

                                    [GRAPH]

The sum of $10,000 invested at inception (9/29/88) and held until 9/30/98 would have grown to $21,258 in the Fund or $19,793 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.



                                QUALITY RATINGS
                               (% of Net Assets)

                                  [PIE CHART]

          LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

AA             15.1%
AAA            21.3%
               11.5%
BBB            28.5%
A              23.6%

                         Total number of holdings: 357

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1998 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
           QUANTITY($)  NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (82.3%) (2)
  ALABAMA (0.1%)
              500,000   Valley Special Care Fac. Fin. Auth. Rev. Series 1997A Lanier Mem. Hosp. Proj. ,
                          5.50%, 11/1/07                                                                                     528,905
                                                                                                                        ------------
  ALASKA (1.1%)
                        Alaska HFC:
            7,000,000     Gen. Mtg. Rev. 1997 Series A, Zero Coupon, 6.15% Effective Yield on Purchase Date, 12/1/17       2,242,380
            2,150,000     Hsg. Dev. Series 1997A (Multifamily pooled loans), 5.65%, 12/1/20                                2,216,521
            5,680,000     Mtg. Rev. 1996 Series A, Zero Coupon, 6.45% Effective Yield on Purchase Date, 12/1/27              955,092
            1,550,000     Series 1998A-1, 5.30%, 12/1/17                                                                   1,579,636
              330,000   AK Industrial Dev. & Export Auth. Rev. Refunding Revolving Fund Series 1993A, 5.60%, 4/1/03          350,024
                                                                                                                        ------------
                                                                                                                           7,343,653
                                                                                                                        ------------
  ARIZONA (1.0%)
                        Maricopa  Co. Industrial Dev. Auth. Multifamily Hsg. Rev.:
            3,000,000     Series 1995A, 6.50%, 10/1/25                                                                     3,215,160
              560,000     Series 1995B, 7.15%, 10/1/25                                                                       586,846
            2,000,000     Series 1997A (Mercy Bond Prop. AZ-I Proj.), 6.25%, 7/1/27                                        2,108,920
              320,000     Series 1997B (Mercy Bond Prop. AZ-I Proj.), 7.25%, 1/1/17                                          344,301
              450,000     Series 1998A (Pines at Camelback Apts. Proj.)(Asset Guaranty insured), 5.40%, 5/1/18               458,132
            1,070,000   Valley HDC Phoenix Hsg. Rev. 1979 (Roosevelt Plaza) (Section 8), 8.00%, 10/1/20                    1,085,247
                                                                                                                        ------------
                                                                                                                           7,798,606
                                                                                                                        ------------
  ARKANSAS (0.9%)
                        Drew Co. Public Fac. Bd. Single Family Mtg. Rev. Refunding:
              134,155     Series 1993B, 7.75%, 8/1/11                                                                        144,393
              242,922     Series 1993-A2 (FNMA backed), 7.90%, 8/1/11                                                        263,845
              192,370   Jacksonville Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993B, 7.75%, 1/1/11        211,371
              192,437   Lonoke Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding 1993B, 7.375%, 4/1/11                210,060
            1,920,000   Maumelle HDC First Lien Rev. Refunding 1992 Series A (Section 8), 7.875%, 7/1/09                   2,067,840
            2,000,000   Pulaski Co. Public Fac. Board Multifamily Mtg. Rev. Refunding Series 1998A
                          (GNMA collateralized), 5.45%, 12/20/18                                                           2,033,020
            1,320,000   Saline Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1992, 7.875%, 3/1/11        1,418,868
                                                                                                                        ------------
                                                                                                                           6,349,397
                                                                                                                        ------------
  CALIFORNIA (4.2%)
            1,500,000   ABAG Fin. Auth. Certificates of Participation Refunding Series 1997A
                          (American Baptist Homes of the West Proj.), 5.85%, 10/1/27                                       1,568,745
            1,000,000   Bell  Cmnty. Hsg. Auth. Rev. Series 1995A (Mobilehomes Park Acquisition Proj.), 6.40%, 10/1/15     1,085,490
            2,000,000   CA Statewide Cmty. Dev. Auth. Apt. Dev. Rev. Refunding Series 1998A4 (Irvine Apts. Proj.)
                          Mandatory Put 5/15/13, 5.25%, 5/15/25                                                            2,058,220
            3,654,000   Camarillo Hsg. Rev. Series 1998A (GNMA collateralized)(Heritage House Proj.), 5.65%, 5/20/33       3,805,714
            1,000,000   Chula Vista Redev. Agency Refunding Tax Allocation Senior Series 1994A (Bayfront-Town
                          Center Redev. Proj.), 7.625%, 9/1/24                                                             1,180,960
                        Corona Single Family Mtg Rev.:
            1,200,000     Senior Series 1996A, 6.05%, 5/1/27                                                               1,248,144
              800,000     Subordinate Series 1996B, 6.30%, 11/1/28                                                           864,432
                        Foothill / Eastern Transportation Corridor Agy. Toll Rd. Rev Series 1995A Sr. Lien:
            5,000,000     Zero Coupon, 6.04% Effective Yield on Purchase Date, 1/1/15                                      2,208,950
           18,770,000     Zero Coupon, 6.45% Effective Yield on Purchase Date, 1/1/26                                      4,645,387
            2,000,000     Zero Coupon Convertible Bond, 6.10% Effective Yield on Purchase Date, 1/1/07                     1,580,340
            5,000,000     Zero Coupon Convertible Bond, 7.10% Effective Yield on Purchase Date, 1/1/11                     4,162,750
            2,000,000   Glendale Hosp. Rev. Refunding Series 1994 (Verdugo Hills Hosp.), 8.00%, 1/1/12                     2,442,300

20


------------------------------------------------------------------------------------------------------------------------------------
           QUANTITY($)  NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
            1,000,000   San Bernardino Assoc. Communities Fin. Auth. Certificates of Participation Series 1997A
                          (Granada Cmty. Hosp. Proj.), 6.25%, 5/1/09                                                       1,078,680
              990,000   Upland Hsg. Auth. Multifamily Rev. 1990 Issue A, 7.85%, 7/1/20                                     1,022,234
                                                                                                                        ------------
                                                                                                                          28,952,346
                                                                                                                        ------------
  COLORADO (1.4%)
            1,000,000   Adams Co. HA Mtg. Rev. Series 1996 (Village of Greenbriar Proj.), 6.75%, 7/1/21                    1,085,760
              275,000   Aurora Single Family Mtg. Rev. Refunding Series 1993B, 7.50%, 5/1/11                                 293,780
                        CO HFA Single Family Program Senior:
            2,200,000     Series 1996B-2, 7.45%, 11/1/27                                                                   2,543,420
            1,000,000     Series 1997B-3, 6.80%, 11/1/28                                                                   1,133,870
              230,000   LaPlata Co. Southwestern CO Single Family Mtg. Participation Rev. Refunding 1991 Series A,
                          7.375%, 9/1/11                                                                                     241,373
              280,000   Thornton Single Family Mtg. Rev. Refunding 1992 Series A, 8.05%, 8/1/09                              300,488
              295,000   Vail Single Family Mtg. Rev. Refunding Series 1992, 8.125%, 6/1/10                                   319,939
                        Westminster Golf Course Activity Enterprise Rev. Series 1998:
            1,500,000     5.55%, 12/1/23                                                                                   1,522,335
            1,025,000     5.40%, 12/1/13                                                                                   1,040,385
            1,195,000   Westminster Multifamily Hsg. Rev. Refunding Series 1992 (Ironwood at the Ranch Proj.),
                          7.45%, 12/1/10                                                                                   1,245,668
                                                                                                                        ------------
                                                                                                                           9,727,018
                                                                                                                        ------------
  CONNECTICUT (0.6%)
                        CT Dev. Auth. First Mtg. Gross Rev. Hlth. Care. Proj. Series 1997
                          (Church Homes Inc. Avery Proj.):
              640,000     5.70%, 4/1/12                                                                                      666,490
            3,000,000     5.80%, 4/1/21                                                                                    3,126,990
              525,000   CT Resource Recovery Auth. Series 1985A (Bridgeport Resco Proj.), 7.625%, 1/1/09                     544,005
                                                                                                                        ------------
                                                                                                                           4,337,485
                                                                                                                        ------------
  DELAWARE (0.2%)
           16,825,000   DE EDA Multifamily Rev. 1985 (GNMA collateralized) (Valley Stream Apts. Proj.)
                          Zero Coupon, 8.10% Effective Yield on Purchase Date, 12/20/27                                    1,426,591
                                                                                                                        ------------

  DISTRICT OF COLUMBIA (0.2%)
            1,500,000   District of Columbia HFA Multifamily Hsg. Refunding Rev. Series 1992C (FHA
                          insured) (Chastleton Dev.), 6.95%, 7/1/27                                                        1,586,670
                                                                                                                        ------------

  FLORIDA (0.6%)
              820,000   Escambia Co. Hlth. Fac. Auth. Rev. Series 1997 (Azalea Trace, Inc. Proj.), 5.60%, 11/1/05            866,789
            3,000,000   Miami-Dade Co. Special Hsg. Rev. Refunding Series 1998 (Section 8), 5.30%, 10/1/05                 3,108,150
                                                                                                                        ------------
                                                                                                                           3,974,939
                                                                                                                        ------------
  GEORGIA (1.5%)
              790,000   Cobb Co. HA Multifamily Rev. Refunding Series 1992A  (Signature Place Project),
                          6.875%, 10/1/17                                                                                    835,133
            1,295,000   Dekalb Co. Multifamily Hsg. Rev. Series 1998 (Spring Chase Apts. Proj.)(FNMA backed),
                          5.25%, 11/1/19                                                                                   1,320,861
                        Dekalb Co. Hsg. Auth. Multifamily Hsg. Rev. (Regency Woods I & II):
            1,685,000     Senior Series 1996A, 6.375%, 1/1/11                                                              1,804,500
            1,345,000     Subordinate Series 1996C, 7.25%, 1/1/26                                                          1,424,678
            4,250,000   Fulton Co. Non-Profit Elderly Rev. Series 1998 (GNMA collateralized) (Campbell Stone Buckhead
                          Personal Care Fac. Proj.), 7.75%, 11/20/39                                                       5,118,658
                                                                                                                        ------------
                                                                                                                          10,503,830
                                                                                                                        ------------

                                                           See accompanying notes to portfolios of investments on page 43.
                                                                                                                                  21

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1998 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
           QUANTITY($)  NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
  HAWAII (0.6%)
            1,170,000   Hawaii Dept. of Budget and Finance Special Purpose Rev. Series 1998,
                          (Wilcox Memorial Hosp. Proj.), 5.25%, 7/1/13                                                     1,175,511
            1,400,000   Hawaii St. Hsg. Fin. & Dev. Corp. Single Family Mtg. Purchase Series 1997B, 5.45%, 7/1/17          1,449,434
            1,225,000   Honolulu Mtg. Rev. Ref. Series 1996A (Hale-Pauahi Proj.)(FHA insured)
                          (MBIA insured), 6.80%, 7/1/28                                                                    1,330,361
                                                                                                                        ------------
                                                                                                                           3,955,306
                                                                                                                        ------------


  ILLINOIS (7.5%)
            2,365,000   Chicago Metropolitan HDC Mtg. Rev. Refunding Series 1992A
                          (FHA insured) (Section 8), 6.70%, 7/1/12                                                         2,530,834
            2,805,000   Chicago Res. Mtg. Rev. Refunding Series 1992B (MBIA insured) Zero Coupon, 7.30% Effective
                          Yield on Purchase Date, 10/1/09                                                                  1,331,197
            2,000,000   Collinsville (City of) Madison Co. Industrial Dev. Rev. Refunding
                          (Drury Inn-Collinsville Proj.) Series 1993, 6.00%, 11/1/04                                       2,094,340
            1,790,000   IL DFA Elderly Hsg. Rev. Refunding Series 1995A (Pontiac Towers Proj.)
                          (Section 8), 6.65%, 10/1/09                                                                      1,923,355
                        IL DFA Refunding & New Money Rev. (Cmty. Rehab. Providers Fac. Acquisition Program):
            9,575,000     Series 1997A, 6.00%, 7/1/15                                                                     10,081,996
            1,000,000     Series 1997A, 6.05%, 7/1/19                                                                      1,056,050
            1,200,000     Series 1997C, 5.65%, 7/1/19                                                                      1,237,344
            2,175,000     Series 1998A, 5.50%, 7/1/12                                                                      2,227,809
            1,115,000   IL Educ. Fac. Auth. Rev. Series 1998B (Midwestern University Proj.), 5.50%, 5/15/18                1,135,059
            3,000,000   IL HDA Elderly Hsg. Rev. Series 1992C (Village Ctr.) (Section 8), 6.85%, 3/1/20                    3,186,990
                        IL HDA Multifamily Hsg. Rev.:
                          Refunding 1992 Series A (Section 8):
            2,150,000       6.65%, 7/1/04                                                                                  2,328,622
            1,545,000       7.00%, 7/1/10                                                                                  1,691,760
                          Refunding 1991 Series C (Section 8):
              260,000       7.35%, 7/1/11                                                                                    274,732
              100,000       7.40%, 7/1/23                                                                                    105,530
                        IL Hlth. Fac. Auth. Rev.:
                          Refunding Series 1993 (Lutheran Social Svcs. IL):
              610,000       5.70%, 8/15/00                                                                                   624,805
              475,000       5.80%, 8/15/01                                                                                   492,357
              525,000       6.00%, 8/15/03                                                                                   556,973
              545,000       6.10%, 8/15/04                                                                                   585,183
            1,350,000     Refunding Series 1992 Prerefunded (Mercy Ctr. for Hlth. Care Svcs.), 6.625%, 10/1/12             1,512,797
            1,000,000     Refunding Series 1994 (Passavant Memorial Area Hospital Assn.), 5.95%, 10/1/11                   1,109,260
                          Series 1994-1996 (St. Elizabeth's Hosp. of Chicago, Inc.):
            1,000,000       Series 1994 Prerefunded, 7.625%, 7/1/10                                                        1,201,050
              700,000       Series 1996, 6.25%, 7/1/10                                                                       758,597
            1,215,000       Series 1996, 6.25%, 7/1/16                                                                     1,312,479
            5,500,000     Series 1997A (Friendship Village of Schaumburg Proj.), 5.25%, 12/1/18                            5,527,280
            1,500,000     Refunding Series 1998 (Midwest Physician Group Ltd. Proj.), 5.375%, 11/15/08                     1,548,990
              970,000   IL Industrial Control Fin. Auth. Rev. Series 1977 (Commonwealth Edison Co. Proj.),
                          5.875%, 5/15/07                                                                                    971,601
            2,000,000   Roselle Multifamily Hsg. Rev. Refunding Series 1994A (GNMA collateralized)
                          (Waterbury Apts.)  (FHA insured), 7.00%, 1/1/25                                                  2,206,000
22


------------------------------------------------------------------------------------------------------------------------------------
           QUANTITY($)  NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
            1,140,000   Springfield Community Improvement Rev. 1985 (Garden Court Proj. - FHA insured)
                          (Section 8) (MBIA insured), 10.50%, 4/1/26                                                       1,225,945
              795,000   Urbana Res. Mtg. Rev. Refunding 1991 Series B Zero Coupon, 7.39% Effective Yield on
                          Purchase Date, 3/1/07                                                                              439,683
                                                                                                                        ------------
                                                                                                                          51,278,618
                                                                                                                        ------------

  INDIANA (6.5%)
            1,000,000   East Chicago Multi School Bldg. Corp. First Mtg. Series 1996 Prerefunded, 6.50%, 1/15/16           1,176,800
            1,800,000   Elkhart Co. Hosp. Auth. Rev. Series 1992 (Goshen Hosp. Proj.), 7.25%, 7/1/05                       1,981,386
            2,165,000   Elkhart HFC Multifamily Mtg. Rev. Series 1996A (Section 8 Assisted
                          Proj.) (Stratford Commons), 6.00%, 11/1/10                                                       2,280,957
                        IN Bond Bank Special Prgm.:
            2,130,000     Series 1997C (Pittsboro Wastewater Treatment Plant Proj.), 5.70%, 8/1/17                         2,275,479
            1,500,000     Series 1997B (Hendrick's Co. Redev. Auth.-Pittsboro Proj.)(LOC Canadian Imperial Bank),
                          6.20%, 2/1/23                                                                                    1,660,770
            2,850,000   IN DFA Educ. Fac. Rev. Series 1997 (Park Tudor Foundation Proj.), 6.00%, 6/1/22                    3,104,391
                        IN Educ. Fac. Auth. Educ. Fac. Rev. Series 1992 (Manchester College Proj.):
              250,000     6.50%, 10/1/05                                                                                     271,068
              305,000     6.60%, 10/1/06                                                                                     330,638
              175,000     6.85%, 10/1/18                                                                                     189,884
                        IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
                          Series 1991 Prerefunded (Jackson Co. Schneck Mem. Hosp. Proj.):
            1,200,000       7.50%, 2/15/05                                                                                 1,360,044
            2,000,000       7.50%, 2/15/22                                                                                 2,266,740
                          Series 1992 (Fayette Mem. Hosp. Proj.):
              250,000       7.00%, 10/1/02                                                                                   266,808
              295,000       7.10%, 10/1/03                                                                                   319,535
              315,000       7.20%, 10/1/04                                                                                   343,098
              340,000       7.25%, 10/1/05                                                                                   371,725
              365,000       7.25%, 10/1/06                                                                                   398,365
              390,000       7.30%, 10/1/07                                                                                   426,348
              420,000       7.30%, 10/1/08                                                                                   459,144
                          Series 1992 Prerefunded (Floyd Mem. Hosp. Proj.):
              460,000       6.75%, 2/15/06                                                                                   510,370
              595,000       6.80%, 2/15/07                                                                                   661,045
            2,000,000     Series 1992 (Mem. Hosp. & Hlth. Care Ctr. Proj.), 7.35%, 3/1/12                                  2,169,840
            1,500,000     Refunding Series 1998 (Floyd Mem. Hosp. & Hlth. Svcs. Proj.), 5.40%, 2/15/18                     1,546,230
            3,750,000     Refunding Series 1998 (Jackson Co. Schneck Proj.), 5.125%, 2/15/17                               3,697,125
              710,000   IN HFA  Home Mtg. Prog. Series 1990F-1 (GNMA collateralized), 7.50%, 1/1/16                          752,650
                        IN Hlth. Fac. Fin. Auth. Rev. Refunding Series 1998 (Greenwood Village South Proj.):
              600,000     5.00%, 5/15/03                                                                                     613,878
              140,000     5.15%, 5/15/04                                                                                     143,695
              150,000     5.25%, 5/15/06                                                                                     153,635
              170,000     5.35%, 5/15/08                                                                                     173,685
              900,000   IN HFA Single Family Mtg. Rev. Series 1997C-2 (GNMA/FNMA collateralized), 5.70%, 7/1/16              949,824
            2,750,000   Indianapolis Econ. Dev. Refunding & Imprv. Rev. Series 1992 (Natl. Benevolent
                          Assn.-Robin Run Village Proj.), 7.25%, 10/1/10                                                   3,023,404
                        Indianapolis Econ. Dev. Rev. (Willowbrook Apts. Proj.):
            2,000,000     Senior Series 1996A, 6.50%, 7/1/16                                                               2,146,080
            1,350,000     Subordinate Series 1996C, 7.125%, 7/1/26                                                         1,423,022


                                                           See accompanying notes to portfolios of investments on page 43.

                                                                                                                                  23

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1998 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
           QUANTITY($)  NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
            4,000,000   La Porte Co. Hosp. Auth. Fac. Rev. Refunding Series 1993, 6.00%, 3/1/23                            4,195,880
              855,000   Marion HC Mtg. Rev. Refunding Series 1994 (Hilltop Towers Project)(Section 8), 6.90%, 10/1/10        915,850
            2,250,000   St. Joseph Co. Econ. Dev. Rev. Refunding Series 1997 (Madison Center, Inc. Proj.),
                          5.445%, 2/15/17                                                                                  2,281,005
                                                                                                                        ------------
                                                                                                                          44,840,398
                                                                                                                        ------------
  IOWA (1.5%)
            1,500,000   IA Fin. Auth. SF Mtg. Series 1997A, 5.80%, 7/1/16                                                  1,586,580
            1,500,000   IA Fin. Auth. Small Business Dev. Refunding Rev. Series 1992 (University Civic Ctr. Court
                          Assn. Proj.), 7.40%, 3/1/17                                                                      1,659,105
                        IA Fin. Auth. Hlth. Care Fac. Rev. Series 1997 (Natl. Benevolent Assn.- Ramsey Home Proj.):
            1,430,000     6.15%, 5/1/17                                                                                    1,531,030
            2,420,000     6.35%, 5/1/27                                                                                    2,620,666
            1,130,000   IA Fin. Auth. Multifamily Hsg. Rev. Refunding Series 1997A (Kingswood Apts. Proj.)
                          (GNMA-collateralized), 6.15%, 5/1/32                                                             1,203,224
            1,500,000   Ottumwa Hosp. Rev. Refunding Series 1993 (Ottumwa Regional Hlth. Ctr.), 6.00%, 10/1/10             1,577,040
                                                                                                                        ------------
                                                                                                                          10,177,645
                                                                                                                        ------------
  KANSAS (0.4%)
              145,000   Geary Co. Single Family Mtg. Rev. 1980 (FGIC insured), 10.75%, 4/1/12                                150,778
            2,810,000   Kansas City Single Family Mtg. Rev. Series 1982A Zero Coupon, 11.23% Effective Yield on
                          Purchase Date, 11/1/14                                                                             498,100
                        Newton Hosp. Rev. Refunding Series 1998A (Newton Medical Ctr. Proj.):
              425,000     5.13%, 11/15/06                                                                                    439,088
              445,000     5.20%, 11/15/07                                                                                    461,331
              250,000     5.25%, 11/15/08                                                                                    259,532
              300,000     5.70%, 11/15/18                                                                                    308,105
            1,915,000   Olathe & Labette Cos. Mtg. Loan Rev. 1991 Series B (GNMA collateralized) Zero Coupon, 7.56%
                          Effective Yield on Purchase Date, 2/1/23                                                           334,876
                                                                                                                        ------------
                                                                                                                           2,451,810
                                                                                                                        ------------
  KENTUCKY (0.4%)
            1,500,000   Jefferson Co. First Mtg. Rev. Series 1994 (Christian Church Homes Proj.), 6.00%, 11/15/09          1,598,535
            1,000,000   KY Econ Dev. Fin. Auth. Hosp. Sys. Rev. Refunding & Impt. Series 1997
                          (Appalachian Regl. Healthcare, Inc.), 5.80%, 10/1/12                                             1,065,190
                                                                                                                        ------------
                                                                                                                           2,663,725
                                                                                                                        ------------

  LOUISIANA (3.6%)
              700,000   Calcasieu Parish Industrial Dev. Rev. 1975 (Cities Service Co. Proj.), 7.80%, 12/1/05                703,787
              405,000   Calcasieu Parish Public Trust Auth. Mtg. Rev. Refunding 1992 Series B, 6.875%, 11/1/12               434,067
            5,650,000   Denham Springs/Livingston HMFA Residual Rev. Series 1992C Zero Coupon,
                          7.65% Effective Yield on Purchase Date, 7/10/14                                                  1,787,095
                        East Baton Rouge MFA Single Family Mtg. Rev. Refunding:
           23,045,000     Series 1997C-1 Senior Bonds, Zero Coupon, 5.85% Effective Yield on Purchase Date, 10/1/30        3,788,368
            1,415,000     Series 1997C-3 Subordinate Bonds,  5.65%, 10/1/18                                                1,466,633
            4,000,000   Houma-Terrebonne Public Trust Fin. Auth. Residual Rev. Series 1992C Zero Coupon, 7.60%
                          Effective Yield on Purchase Date, 7/10/14                                                        1,273,640
              995,000   LA HFA Residual Lien Refunding Mtg. Rev. Series 1992, 7.375%, 9/1/13                               1,061,466
              252,877   LA PFA Single Family Mtg. Purchase Rev. Series 1992 (Lafayette PTFA Mtg. Acquisition),
                          7.50%, 10/1/15                                                                                     272,751
                        LA PFA Rev. Multifamily Hsg. Rev.:
            1,290,000     Series 1991 (VOA Hsg. Corp.) (Asset Guaranty insured), 7.25%, 11/1/04                            1,391,820
            3,890,000     Series 1991 (VOA Natl. Hsg. Corp.) (Asset Guaranty insured), 7.75%, 11/1/16                      4,214,270


24


------------------------------------------------------------------------------------------------------------------------------------
           QUANTITY($)  NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                        LA PFA Single Family Mtg. Rev. Refunding:
            1,000,000     Series 1997B (GNMA collateralized), 5.625%, 8/1/17                                               1,045,760
            3,080,000     Series 1997B (GNMA collateralized), 5.75%, 8/1/31                                                3,213,549
              830,000     Series Sr. Lien 1994A (VOA Willows Affordable Hsg. Corp.), 7.00%, 6/1/24                           927,957
              945,000   Monroe - McKeen Plaza HDC Multifamily Hsg. Rev. Refunding Series
                          1994A (Murray Plaza Apts.) (Section 8), 6.80%, 2/1/12                                            1,008,542
            1,550,000   Orleans Levee Dist. Improvement Serial and Term Receipts Series 1995A (FSA insured),
                          5.95%, 11/1/14                                                                                   1,724,980
                                                                                                                        ------------
                                                                                                                          24,314,685
                                                                                                                        ------------
  MAINE (0.1%)
            1,000,000   South Berwick Educ. Rev. Series 1998 (Berwick Academy Issue), 5.25%, 8/1/13                        1,015,800
                                                                                                                        ------------


  MASSACHUSETTS (0.9%)
            1,000,000   Boston Industrial Dev. Fin. Auth. Series 1997A (FHA insured-Boston
                          Alzheimers Center Proj.), 5.90%, 2/1/22                                                          1,075,220
            1,000,000   MA Hlth. & Educ. Fac. Auth. Rev. Series 1998C (Milford-Whitinsville Regional Hosp. Issue),
                          5.75%, 7/15/13                                                                                   1,061,540
                        MA Industrial Finance Agency:
              750,000     Rev. Refunding Series 1992A (Ogden Haverhill Proj.), 4.95%, 12/1/06                                767,145
            1,000,000     Rev. Refunding Series 1997A (Chelsea Jewish Nursing Home Proj.)(FHA insured), 6.50%, 8/1/37      1,134,420
            1,000,000     Rev. Series 1998A (University Commons Nursing Care Ctr. Proj.)(FHA insured), 6.65%, 8/1/38       1,133,820
              700,000     Rev. Series 1998 (Belmont Hill School Issue) 5.15%, 9/1/13                                         714,357
                                                                                                                        ------------
                                                                                                                           5,886,502
                                                                                                                        ------------
  MICHIGAN (3.1%)
            1,305,000   Detroit Econ. Dev. Corp. Limited Obligation Rev. Refunding Series 1992 (E.H. Associates
                          Ltd. Partnership Proj.), 7.00%, 6/1/12                                                           1,383,639
            1,585,000   Flint Hosp. Bldg. Auth. Rev. Refunding Series 1998A (Hurley Medical Ctr. Proj.), 5.25%, 7/1/16     1,597,315
            4,500,000   MI HDA Rental Hsg. Rev. Series 1992A, 6.60%, 4/1/12                                                4,879,980
              665,000   MI Hosp. Fin. Auth. Hosp. Rev. and Refunding Series 1998 (Chelsea Cmty. Hosp.
                          Proj.), 5.35%, 5/15/13                                                                             666,955
            3,000,000   MI Higher Educ. Fac. Auth. Ltd. Obligation Rev. & Rev. Refunding Series 1998 (Thomas M.
                          Cooley Law School Proj.) (LOC First of America Bank), 5.35%, 5/1/15                              3,086,190
              700,000   MI State Hosp. Fin. Auth. Rev. Series 1997 (Presbyterian Vlgs. of Mich. Oblig. Group Proj.),
                          6.375%, 1/1/15                                                                                     761,005
            1,600,000   MI Strategic Fund Ltd. Obligation Rev. Series 1997A (NSF Intl. Proj.)
                          (LOC First Bank of America), 5.75%, 8/1/19                                                       1,703,344
            2,260,000   Southfield Econ. Dev. Corp. Ltd. Obligation Rev. Series 1998A (Lawrence Tech. Univ. Proj.),
                          5.25%, 2/1/13                                                                                    2,296,544
            1,650,000   Tri City Village HC Mtg. Refunding Multifamily Tri City Apts. Series 1992A (Section 8)
                          (FNMA backed), 7.75%, 8/15/23                                                                    1,811,535
            2,750,000   Troy City EDC Econ. Dev. Rev. Refunding Series 1992 (Drury Inn-Troy Proj.)
                          (Lincoln Natl. Corp.), 6.75%, 10/1/12                                                            2,996,565
                                                                                                                        ------------
                                                                                                                          21,183,072
                                                                                                                        ------------

  MINNESOTA (1.6%)
            1,000,000   Carver Co. HRA Multifamily Rev. Series 1997A (Waybury Apts. Proj.), 5.875%, 8/1/27                 1,039,330
            1,430,000   Dakota Co. HRA Multifamily Mtg. Rev. Refunding Series 1997A
                          (Park Place Apts. Proj.)(GNMA Collateralized), 6.875%, 2/20/32                                   1,590,446
              740,000   Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.)(Section 8),
                           6.375%, 4/1/20                                                                                    796,033
            1,250,000   MN HFA  Single Family Mtg. Series 1998A, 5.20%, 1/1/17                                             1,277,500


                                                           See accompanying notes to portfolios of investments on page 43.

                                                                                                                                  25

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1998 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
            QUANTITY($)  NAME OF ISSUER                                                                             MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
            1,786,557   Moorhead Single Family Mtg. Rev. Refunding Series 1992B, 7.00%, 8/1/11                             1,804,423
            2,500,000   Plymouth Multifamily Hsg. Dev. Rev. Refunding Series 1996A (GNMA collateralized)
                          (Fox Forest Apts. Proj.), 8.05%, 6/20/31                                                         2,921,475
            1,755,000   South Washington Co. ISD #833, (Cottage Grove) Lease Refunding Series 1998
                          (Asset Guaranty insured), 5.25%, 12/1/14                                                         1,816,127
                                                                                                                        ------------
                                                                                                                          11,245,334
                                                                                                                        ------------
  MISSISSIPPI (1.7%)
            1,685,000   Jones Co. Hosp. Rev. Series 1997 (South Central Regional Med. Ctr. Proj.), 5.50%, 12/1/17          1,701,901
              500,000   Lincoln Co. Hosp. Rev. Refunding Series 1998A (Kings Daughter Hosp. Proj.),
                          5.20%, 4/1/08                                                                                      524,455
            2,000,000   MS Business Fin. Corp. Hlth. Fac. Rev. Series 1998 (Rush Medical Fdn., Inc.), 5.125%, 7/1/08       2,021,260
                        MS Hosp. Equip. and Fac. Auth. Rev. (Rush Medical Fdn. Proj.):
            3,045,000     Refunding Series 1997A, 6.00%, 1/1/16                                                            3,178,584
            1,500,000     Series 1997B, 6.00%, 1/1/16                                                                      1,565,805
            6,435,000   MS Home Corp. Residual Rev. Series 1992-II Zero Coupon, 7.38% Effective Yield on Purchase
                          Date, 4/15/12                                                                                    2,502,572
                                                                                                                        ------------
                                                                                                                          11,494,577
                                                                                                                        ------------
  MISSOURI (2.0%)
            1,000,000   Kansas City Port Hlth. Series 1995A (Riverfront Park Proj.), 5.75%, 10/1/00                        1,032,580
              545,000   MO. Hlth. & Educ. Fac. Auth. Rev. Series 1998 (Southwest Baptist University Proj.)
                          (ACA insured), 5.40%, 10/1/14                                                                      566,844
                        MO. HDC Single Family Rev. (GNMA collateralized):
            3,000,000     Series 1999B-1, 5.30%, 3/1/19                                                                    3,062,490
            1,980,000     Series 1997C-1, 6.55%, 9/1/28                                                                    2,215,481
            1,075,000   St. Louis Co.  Industrial Dev. Auth. Hsg. Rev. Refunding Series 1995 (South Point Apts. and
                          Hunter's Ridge Apts. Proj.), 7.875%, 1/1/25                                                      1,172,857
            3,265,000   St. Louis Co. Industrial Dev. Auth. Residential Care Fac. Rev. Series 1997A1 (Richmond
                          Terrace Ctr. Proj.)(GNMA collateralized), 8.00%, 12/20/37                                        3,912,254
               45,000   St. Louis Co. Single Family Res. Mtg. Series 1984 (MBIA insured), 6.75%, 4/1/10                       48,509
                        St. Louis Industrial Dev. Auth. Tax-Exempt Impt. Rev. Series 1998 (St. Louis Zoo Fdn.)
                          (LOC Nationsbank):
            1,000,000     5.10%, 8/15/12                                                                                   1,026,330
              800,000     5.15%, 8/15/13                                                                                     821,520
                                                                                                                        ------------
                                                                                                                          13,858,865
                                                                                                                        ------------
  MONTANA (0.3%)
                        Crow Finance Auth. Tribal Purpose Revenue Series 1997A:
            1,000,000     5.70%, 10/1/27                                                                                   1,038,940
              870,000     5.65%, 10/1/17                                                                                     902,486
                                                                                                                        ------------
                                                                                                                           1,941,426
                                                                                                                        ------------
  NEBRASKA (0.7%)
                        Madison Co. Hosp. Auth. No. 1 Hosp. Rev. & Refunding Series 1998
                          (Faith Reg'l. Hlth. Svcs. Proj.) (Asset Guaranty insured):
            1,000,000       5.20%, 7/1/13                                                                                  1,020,740
            4,000,000       5.35%, 7/1/18                                                                                  4,094,960
                                                                                                                        ------------
                                                                                                                           5,115,700
                                                                                                                        ------------
  NEVADA (1.1%)
                        NV Hsg. Div. SF Mtg. Program:
            1,615,000     Sr. Series 1995A1, 6.45%, 10/1/18                                                                1,742,730
            1,050,000     Mezzanine Series 1998B-1, 5.30%, 4/1/16                                                          1,077,300
                        Reno Redev. Agency Subordinate Tax Allocation and Rev. Refunding Series 1995A:
              400,000     6.00%, 6/1/08                                                                                      437,160

26


------------------------------------------------------------------------------------------------------------------------------------
           QUANTITY($)  NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
            1,000,000     6.125%, 6/1/12                                                                                   1,083,280
            3,000,000   Reno-Sparks Indian Colony Public Fac. Fin. Auth. Sales & Excise Tax Rev.
                          Series 1995A, 7.50%, 7/1/07                                                                      3,177,210
                                                                                                                        ------------
                                                                                                                           7,517,680
                                                                                                                        ------------
  NEW HAMPSHIRE (2.2%)
                        NH Higher Educ. & Hlth. Fac. Auth. Rev.:
              620,000     Series 1997 (Catholic Charities Issue), 5.75%, 8/1/12                                              640,658
            6,500,000     Series 1993 (Nashua Memorial Hosp. Proj.), 6.00%, 10/1/23                                        6,951,815
            2,500,000     Series 1997 (Androscoggin Valley Hosp.Proj.), 5.80%, 11/1/27                                     2,672,900
            5,110,000   NH HFA Single Family Res. Mtg. 1982 Series A Zero Coupon, 11.75% Effective Yield on
                          Purchase Date, 1/1/14                                                                            1,464,986
                        NH Higher Educ. & Hlth. Fac. Auth. Rev. Series 1998:
            1,085,000     (New Hampton School), 5.00%, 10/1/08                                                             1,085,000
            2,170,000     (River College Proj.), 5.55%, 1/1/18                                                             2,219,042
                                                                                                                        ------------
                                                                                                                          15,034,401
                                                                                                                        ------------
  NEW JERSEY (0.4%)
                        NJ EDA Rev. Refunding Bonds Series 1997A (Harrogate, Inc. Proj.):
              400,000     5.55%, 12/1/07                                                                                     432,808
            1,225,000     5.875%, 12/1/26                                                                                  1,280,970
              800,000   NJ Hlth. Care Fac. Financing Auth. Rev. Refunding Series 1997A
                          (Christian Hlth. Care Center Proj.), 5.50%, 7/1/18                                                 816,200
                                                                                                                        ------------
                                                                                                                           2,529,978
                                                                                                                        ------------
  NEW MEXICO (0.6%)
              365,000   Chaves Co. Hosp. Rev. Series 1992 Prerefunded (Eastern NM Med. Ctr. Proj.), 7.25%, 12/1/10           417,852
              514,000   Hobbs Single Family Mtg. Rev. Refunding Series 1992, 8.75%, 7/1/11                                   573,197
            1,180,000   New Mexico MFA Single Family Mtg. Purchase Refunding Senior Series 1992-A2, 6.85%, 7/1/12          1,258,694
            1,215,000   Sante Fe Educ. Fac. Rev. Series 1998 (St. Johns College Proj.), 5.40%, 3/1/17                      1,234,671
              525,000   Sante Fe Educ. Fac. Imprv. & Refunding Rev. Series 1997 (College of Sante Fe Proj.),
                          6.00%, 10/1/13                                                                                     571,016
                                                                                                                        ------------
                                                                                                                           4,055,430
                                                                                                                        ------------

  NEW YORK (0.7%)
            1,045,000   Allegany Co. Industrial Dev. Agency Civic Fac. Rev. Series 1998
                          (Alfred Univ. Civic Facility Proj.), (MBIA insured), 5.25%, 8/1/09                               1,126,447
            1,000,000   NY Dorm Auth. Hosp. Rev. Series 1998 (FHA insured) (St. James Mercy
                          Hosp. Proj.), 5.25%, 2/1/18                                                                      1,021,360
            1,385,000   Ulster Co. Industrial Dev. Agency Civic Fac. Rev. Series 1998A (Mid-Hudson Family Hlth.            1,420,982
                          Svcs. Inst., Inc. Proj.), 5.30%, 7/1/16
            1,000,000   Westchester Co. Industrial Dev. Agency Civic Fac. Rev. Series 1998A
                          (Lawrence Hosp. Proj.), 5.125%, 1/1/18                                                           1,002,890
                                                                                                                        ------------
                                                                                                                           4,571,679
                                                                                                                        ------------

  NORTH CAROLINA (0.1%)
              970,000   NC Muni Power Agency No. 1 Catawba Elec. Rev. Series 1995B, 6.00%, 1/1/20                            971,950
                                                                                                                        ------------

  NORTH DAKOTA (0.6%)
                        Ward Co. Hlth. Care Fac. Rev.:
            1,240,000     Series 1994 Escrowed to Maturity (St. Joseph Hosp.), 8.00%, 11/15/04                             1,393,239
            2,000,000     Series 1994 Prerefunded (St. Joseph Hosp.), 8.875%, 11/15/14                                     2,550,600
                                                                                                                        ------------
                                                                                                                           3,943,839
                                                                                                                        ------------


                                                           See accompanying notes to portfolios of investments on page 43.
                                                                                                                                  27

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1998 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
           QUANTITY($)  NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
  OHIO (1.7%)
                        Akron Certificates of Participation Series 1996 (Akron Municipal Baseball Stadium Proj.):
            3,000,000     Zero Coupon Convertible, 6.50% Effective Yield on Purchase Date, 12/1/16                         2,864,400
            1,000,000     Zero Coupon Convertible, 6.15% Effective Yield on Purchase Date, 12/1/07                           960,270
            1,000,000   Hamilton CO. Hlth. Care Fac. Refunding & Impt. Series 1998A (Twin Towers Proj.),
                          5.125%, 10/1/18                                                                                    993,200
                        Franklin Co. Hlth. Care Fac. Rev. & Impt.:
            1,000,000     Series 1997 (Friendship Village of Dublin Proj.), 5.50%, 11/1/16                                 1,011,690
              530,000     Series 1998 (Friendship Village of Columbus Proj.), 5.25%, 8/13/12                                 532,295
              300,000     Series 1998 (Friendship Village of Columbus Proj.), 5.25%, 8/15/18                                 293,820
            1,500,000   Franklin Co. Mtg. Rev. Series 1997E (GNMA collateralized)(The Villas of St. Therese Proj.),
                          5.90%, 6/20/39                                                                                   1,651,665
                        OH Capital Corp. for Hsg. Mtg. Rev. Refunding (FHA insured)(Section 8):
            1,570,000     Series 1995G, 6.35%, 7/1/22                                                                      1,698,426
            1,535,000     Series 1998E, 5.40%, 2/1/23                                                                      1,541,386
                                                                                                                        ------------
                                                                                                                          11,547,152
                                                                                                                        ------------

  OKLAHOMA (1.4%)
            1,110,000   Cleveland Co. Home Loan Auth. Single Family Mtg. Rev. Refunding Series 1991, 8.00%, 8/1/12         1,185,746
            2,000,000   Muskogee Co. HFA Single Family Mtg. Rev. Refunding 1990 Series A (FGIC insured) Zero
                          Coupon, 7.65% Effective Yield on Purchase Date, 6/1/11                                             800,460
                        OK Ind. Auth. Hosp. Rev. Bonds Series 1997A (Deaconess Hlth. Care Proj.):
            2,190,000     5.50%, 10/1/12                                                                                   2,248,210
            2,000,000     5.75%, 10/1/17                                                                                   2,089,580
              440,000   Payne Co. Home Loan Auth. Single Family Rev. Refunding Series 1993A, 8.625%, 3/1/11                  474,659
            2,540,000   Tulsa Public Facilities Auth. Recreational Fac. Rev. Series 1985, 6.20%, 11/1/12                   2,755,392
                                                                                                                        ------------
                                                                                                                           9,554,047
                                                                                                                        ------------

  OREGON (0.8%)
            4,000,000   Cow Creek Band Umpqua Tribe of Indians Rev. Series 1998B (AMBAC insured), 5.10%, 7/1/12            4,104,760
            1,070,000   Portland Hsg. Auth. Multifamily Rev. Series 1997A (Civic Apts. Proj.), 5.70%, 1/1/28               1,101,672
                                                                                                                        ------------
                                                                                                                           5,206,432
                                                                                                                        ------------

  PENNSYLVANIA (6.9%)
            3,030,000   Cumberland Co. Muni Auth. Rev. Series 1996 (Presbyterian Homes Proj.), 6.00%, 12/1/26              3,194,559
                        Grove City Area Hosp. Auth. Rev. Series 1998 (United Cmmty. Hosp. Proj.):
              810,000     4.75%,  7/1/06                                                                                     827,869
            1,970,000     5.25%, 7/1/12                                                                                    2,019,723
            1,000,000   Hazleton Svcs. Auth. Hosp. Rev. Series 1997 (Hazleton General Hosp. Proj.), 5.625%, 7/1/17         1,031,670
                        Horizon Hosp. System Auth. Hosp. Rev. Series 1996 (Horizon Hosp. Sys.):
              600,000     5.95%, 5/15/06                                                                                     655,596
              715,000     6.15%, 5/15/08                                                                                     793,221
              710,000     6.25%, 5/15/09                                                                                     788,505
            1,145,000     6.30%, 5/15/11                                                                                   1,236,589
            1,905,000   McKean Co. Hosp. Rev. Refunding Series 1994 (Bradford Hosp. Proj.), 6.10%, 10/1/20                 2,010,975
            3,165,000   Mercer Co. Industrial Dev. Auth. Rev. Refunding Series 1991 (FHA insured) (Hillcrest Nursing
                          Industrial Ctr. Proj.) Zero Coupon, 6.85% Effective Yield on Purchase Date, 1/15/13              1,174,373
            6,000,000   Montgomery Co. Industrial Dev. Auth. Resource Recovery Rev. Series 1989 (LOC Banque
                          Paribas), 7.50%, 1/1/12                                                                          6,581,340
              250,000   Montgomery Co. Redev. Auth. Multifamily Hsg. Rev. 1993 Series A (KBF Assoc. L.P.),
                          6.375%, 7/1/12                                                                                     262,893
28


------------------------------------------------------------------------------------------------------------------------------------
           QUANTITY($)  NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                        PA Econ. Dev. Fin. Auth. Rev. Series 1998A (Northwestern. Human Services Proj.):
            2,445,000     5.25%, 6/1/09                                                                                    2,506,321
            2,560,000     5.30%, 6/1/10                                                                                    2,614,195
            2,685,000     5.30%, 6/1/10                                                                                    2,733,491
                        PA Hgr. Educ. Fac. Auth. Hlth. Svcs. Rev. Series 1996A (Allegheny Delaware Valley),
                          (Obligated Group, Inc.)(MBIA insured):
            4,595,000       5.60%, 11/15/10                                                                                4,669,117
            5,000,000       5.875%, 11/15/16                                                                               5,080,850
            1,000,000       5.875%, 11/15/21                                                                               1,016,170
            1,250,000   Philadelphia Auth. for Industrial Dev. Rev. Refunding Series 1998A (FHA Insured)
                          (Elmira Jeffries Mem. Home Proj.), 5.30%, 2/1/22                                                 1,272,313
            1,275,000   Philadelphia Redevelopment Auth. Multifamily Hsg. Rev. Refunding Series 1998
                          (FHA insured - Woodstock Mutual Homes Inc. Proj.), 5.45%, 2/1/23                                 1,290,581
                        Pittsburgh Urban Redev. Auth. (Center Triangle Tax Increment Fin. District) (LOC PNC Bank):
            3,000,000     Series 1995A, 6.00%, 12/1/11                                                                     3,291,690
            2,100,000     Series 1995B, 6.25%, 3/15/15                                                                     2,283,477
                                                                                                                        ------------
                                                                                                                          47,335,518
                                                                                                                        ------------
  RHODE ISLAND (1.0%)
                        RI Hlth. & Educ. Bldg. Corp. Hosp. Fin. Rev.:
            2,000,000     Series 1997 (Steere House Proj.), 5.70%, 7/1/15                                                  2,056,480
            2,500,000     Series 1997 (South Co. Hosp. Proj.), 6.00%, 11/15/17                                             2,765,575
            1,925,000   RI HMFC Homeownership Opportunity Series 1998 -27A, 5.20%, 4/1/17                                  1,940,727
                                                                                                                        ------------
                                                                                                                           6,762,782
                                                                                                                        ------------
  SOUTH CAROLINA (0.4%)
            1,180,000   Myrtle Beach PFC Certificates of Participation Series 1992 Escrowed to Maturity
                          (Myrtle Beach Convention Ctr. Proj.), 6.75%, 7/1/02                                              1,251,071
            1,390,000   SC Jobs Econ. Dev. Auth. Econ. Dev. & Rev. Refunding Series 1998A
                          (Westminister Presbyterian Center Inc. Project), 5.25%, 11/15/16                                 1,369,150
                                                                                                                        ------------
                                                                                                                           2,620,221
                                                                                                                        ------------

  SOUTH DAKOTA (1.6%)
            2,000,000   SD HDA Multifamily Hsg. Rev. 1992 Series B (Section 8), 7.00%, 4/1/12                              2,148,680
                        SD Hlth. & Educ. Fac. Auth. Rev. Refunding Series 1998 (Prairie Lakes Hlth. Care System):
            2,000,000     5.45%, 4/1/13                                                                                    2,071,620
            5,500,000     5.65%, 4/1/22                                                                                    5,616,655
            1,150,000   SD HDA Homeownership Mtg. Series 1998D, 5.20%, 5/1/20                                              1,155,911
                                                                                                                        ------------
                                                                                                                          10,992,866
                                                                                                                        ------------

  TENNESSEE (3.7%)
            1,725,000   Metro. Govt. of Nashville & Davidson Cos. Industrial Dev. Board Rev. Refunding,
                          Multifamily Mtg. Rev. 92C (FHA insured) (Picadilly Apts.), 6.95%, 7/1/27                         1,858,136
            3,840,000   Metro. Govt. of Nashville & Davidson Cos. Hlth. & Educ. Series 1998 (Asset Guaranty insured),
                          (Open Arms Dev. Ctrs. Proj.), 5.00%, 8/1/12                                                      3,887,386
                        Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily  Hsg. Rev.:
            1,500,000     (Cameron Hsg. Proj.) Senior Series 1997A, 5.90%, 7/1/18                                          1,579,200
                          (Eastwood Park Apts. Proj.):
            1,000,000       Senior Series 1995 A2, 6.40%, 9/1/25                                                           1,054,070
              420,000       Subordinate Series 1995C, 7.50%, 9/1/25                                                          439,673


                                                           See accompanying notes to portfolios of investments on page 43.
                                                                                                                                  29

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1998 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
           QUANTITY($)  NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                          (Raleigh Forest & Sherwood Apts. Proj.):
            2,885,000       Senior Series 1996A, 6.60%, 1/1/26                                                             3,065,111
              760,000       Subordinate Series 1996C, 7.25%, 1/1/26                                                          799,604
                          (Raleigh Woods Apts. Proj.):
            6,000,000       Series 1997A (GNMA collateralized), 7.75%, 3/20/27                                             6,977,640
                          (The Corners Apts. Proj.):
            1,055,000       Senior Series 1996A, 6.25%, 1/1/27                                                             1,104,479
              375,000       Subordinate Series 1996C, 6.375%, 1/1/27                                                         381,589
            1,500,000   TN HDA Mtg. Finance Series 1995B (MBIA insured), 6.20%, 7/1/18                                     1,609,710
            7,500,000   TN HDA Homeownership Program Series 1997 Issue 3B
                          Zero coupon, 5.725% Effective Yield on Purchase Date, 7/1/16                                     2,865,600
                                                                                                                        ------------
                                                                                                                          25,622,198
                                                                                                                        ------------

  TEXAS (9.7%)
            1,690,000   Baytown HFC Single Family Mtg. Rev. Refunding Series 1992B, 8.50%, 9/1/11                          1,905,019
            5,735,000   Bell Co. Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1998 (Buckner
                           Retirement Services, Inc. Obligated Group Proj.), 5.25%, 11/15/19                               5,744,864
                        Beaumont HA Multifamily Mtg. Rev. Series 1993A (Section 8):
            1,365,000     6.65%, 11/1/07                                                                                   1,469,245
              650,000     6.75%, 11/1/10                                                                                     697,970
            1,765,000   Bexar Co. HFC Residual Rev. Series 1993 Zero Coupon, 6.50% Effective Yield on Purchase
                          Date, 3/1/15                                                                                       632,082
              225,000   Brazos Co. HFC Single Family Mtg. Rev. 1985 (MBIA insured) Zero Coupon, 10.55% Effective
                          Yield on Purchase Date, 9/1/11                                                                      60,383
            1,005,000   Brazos Co. Hlth. Fac. Dev. Corp. Rev. Series 1997A (Franciscan Svcs. Corp.) (MBIA insured),
                          5.375%, 1/1/17                                                                                   1,053,883
                        Cleburne Co. Tax & Waterworks & Sewer Sys. (Ltd. Pledge) Rev. Series 1998 (FSA insured):
            1,595,000     Zero Coupon, 5.45% Effective Yield on Purchase Date, 2/15/13                                       777,355
            1,845,000     Zero Coupon, 5.50% Effective Yield on Purchase Date, 5/15/14                                       844,586
              545,000   Columbus Cmty. Industrial Dev. Corp. Sales Tax Rev. Series 1998 (Bank Qualified),
                          5.70%, 11/1/18                                                                                     556,876
                        Dallas Hsg. Corp. Capital Program Revenue Bonds:
            1,715,000     Series 1995A (Estell Village Apts.) (Section 8), 7.875%, 12/1/09                                 1,785,246
            1,555,000     Series 1995 (Cedar Glen Apts.) (Section 8), 7.75%, 12/1/09                                       1,618,040
            1,000,000   Dallas HFC Cap. Proj. Refunding 1990 (Section 8), 7.85%, 8/1/13                                    1,054,180
            6,848,000   Dallas HFC Multifamily Mtg. Rev. Series 1998A (GNMA collateralized) (Towne
                          Ctr. Apts. Proj.), 6.75%, 10/20/32                                                               7,686,195
            2,000,000   Galveston Special Contract Refunding Rev. Series 1998 (Farmland Industries, Inc. Proj.),
                          5.50%, 5/1/15                                                                                    2,025,200
              385,000   Harris Co. HFC Single Family Mtg. Rev. Series 1983A, 10.125%, 7/15/03                                386,494
            1,600,000   Harrison Co. Hlth. Fac. Dev. Corp. Rev. Series 1998 (Marshall Regional Med. Ctr. Proj.)
                          (ACA insured), 5.50%, 1/1/18                                                                     1,638,992
            1,500,000   Houston HFC Single Family Mtg. Rev. Refunding Series 1996B-1, 8.00%, 6/1/14                        1,627,185
            1,170,000   Leander ISD (Williamson & Travis Cos.) Unltd. Tax School Bldg & Refunding General Obligation
                          Series 1998, 5.00%, 8/15/13                                                                      1,191,189
            1,740,000   Lubbock HFC Multifamily Hsg. Rev. Refunding Series 1992A (Los Colinas, Park Ridge Place &
                          Quail Creek), 7.75%, 1/1/22                                                                      1,829,001
            6,000,000   Lufkin Hlth. Sys. Rev. Series 1998 (Memorial Hlth. Sys. Of East Texas), 5.70%, 2/15/28             6,134,700
                        Midland HFC Single Family Mtg. Rev. Refunding:
              367,798     Series 1992 B-2, 8.15%, 12/1/11                                                                    402,812
              499,599     Series 1992 A-2, 8.45%, 12/1/11                                                                    548,759
30


------------------------------------------------------------------------------------------------------------------------------------
           QUANTITY($)  NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
              496,375     Series 1992, 9.00%, 9/1/01                                                                         521,834
                        Mesquite Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1996A (Christian Care Ctrs. Proj.):
            1,000,000     6.30%, 2/15/12                                                                                   1,075,030
            1,000,000     6.40%, 2/15/16                                                                                   1,081,100
                        North Central Hlth. Fac. Dev. Corp. Rev. (C.C. Young Memorial Home Proj.):
              495,000     Series 1996, 5.90%, 2/15/04                                                                        531,640
              155,000     Series 1996, 6.10%, 2/15/06                                                                        170,409
            1,300,000     Series 1996, 6.30%, 2/15/15                                                                      1,406,470
            1,135,000     Series 1998A, 5.375%, 2/15/14                                                                    1,142,616
            1,384,485   Odessa HFC Single Family Mtg. Rev. Refunding Series 1992B Class B-2, 8.125%, 11/1/11               1,522,242
              650,000   San Marcos HA Multifamily Mtg. Rev. Series 1993A (FHA insured) (Section 8), 5.80%, 11/1/10           671,548
                        Southeast TX HFC Residual Revenue:
            1,555,000     Series 1995A Zero Coupon, 6.50% Effective Yield on Purchase Date, 11/1/14                          638,234
            3,000,000     Series 1992A Zero Coupon, 7.63% Effective Yield on Purchase Date, 9/1/17                           741,930
            2,585,000   TX Dept. Hsg. & Cmnty. Affairs Single Family Rev. Refunding Junior Lien Series 1994A
                          Zero Coupon, 6.93% Effective Yield on Purchase Date, 3/1/15                                        862,253
                        TX Dept. Hsg. & Cmnty. Affairs Multifamily Hsg. Rev.:
            1,500,000     Senior Series 1996A (Dallas - Ft. Worth Apts. Pool Proj.), 6.50%, 7/1/16                         1,611,900
            2,500,000     Senior Series 1996A (Dallas - Ft. Worth Apts. Pool Proj.), 6.50%, 7/1/26                         2,680,650
              970,000     Subordinated Series 1996C (Harbors & Plumtree Apts. Proj.), 7.375%, 7/1/26                       1,019,024
            2,820,000     Senior Series 1996A (Harbors & Plumtree Apts. Proj.), 6.45%, 7/1/26                              3,002,313
            3,050,000     Series 1996A (NHP Foundation - Asmara Apts. Proj.), 6.40%, 1/1/27                                3,311,019
              950,000   Travis Co. HFC Residential Mtg. Rev. Series 1991A (GNMA/FNMA collateralized), 7.05%, 12/1/25       1,017,630
            1,500,000   Tyler Hlth. Fac. Dev. Corp. Hosp. Rev. Series 1997A  (Mother Frances Hosp. Regional
                          Hlth. Care Center Proj.), 5.625%, 7/1/13                                                         1,517,535
                                                                                                                        ------------
                                                                                                                          66,195,633
                                                                                                                        ------------

  UTAH (0.6%)
            1,000,000   Davis Co. Solid Waste Mgmt. & Energy Recovery Rev. Refunding Series 1993, 6.125%, 6/15/09          1,060,710
            1,000,000   Provo HA Multifamily Series 1997 (Lookout Point Apts. Proj.) (GNMA collateralized),
                          5.80%, 7/20/22                                                                                   1,049,880
            1,795,000   UT HFA Single Family Mtg. 1996 Issue E-1 Senior Bonds, 6.00%, 7/1/16                               1,918,137
                                                                                                                        ------------
                                                                                                                           4,028,727
                                                                                                                        ------------
  VERMONT (0.2%)
                        VT Educ. & Hlth. Bldgs. Financing Agency Rev. Series 1998 (Norwich Univ. Proj.):
              420,000     5.13%, 7/1/09                                                                                      436,699
              780,000     5.75%, 7/1/13                                                                                      822,050
                                                                                                                        ------------
                                                                                                                           1,258,749
                                                                                                                        ------------

  VIRGINIA (1.1%)
                        VA Hsg. Dev. Auth. Commonwealth Mtg. Rev:
              750,000     Series 1992A, 7.10%, 1/1/22                                                                        779,632
            1,510,000     Series 1995D3, 6.05%, 1/1/13                                                                     1,621,151
            1,555,000     Series 1995D3, 6.05%, 7/1/13                                                                     1,669,464
            3,500,000     Series 1996H2, 5.20%, 7/1/17                                                                     3,562,440
                                                                                                                        ------------
                                                                                                                           7,632,687
                                                                                                                        ------------

  WASHINGTON (2.8%)
            2,500,000   King Co. Hsg. Auth. Pooled Hsg. Refunding Rev. Series 1998A (Asset Guaranty insured),
                          5.05%, 7/1/13                                                                                    2,522,825
            3,000,000   Kitsap Co. Consolidated Hsg. Auth. Pooled Hsg. Refunding Rev. Series 1998A,
                          5.50%, 12/1/18                                                                                   3,032,340


                                                           See accompanying notes to portfolios of investments on page 43.
                                                                                                                                  31

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1998 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
           QUANTITY($)  NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                        Vancouver (Clark Co.) H.A. Pooled Hsg. Refunding Rev. Series 1998A Senior Bonds :
            1,000,000     5.40%, 3/1/18                                                                                    1,017,680
            3,500,000     5.50%, 3/1/28                                                                                    3,561,600
                        WA HFC Nonprofit Housing Revenue:
            1,000,000     Series 1995A (Judson Park Project)(LOC US Bk. Wash.), 6.90%, 7/1/16                              1,060,290
            1,390,000     Series 1996A (Presbyterian Ministries) (LOC US Bk. Wash.), 6.85%, 7/1/21                         1,482,449
                        WA Hlth. Care Fac. Auth. Rev.:
            2,000,000     Series 1996 (Grays Harbor Hosp. Proj.)(Asset Guaranty insured), 5.70%, 7/1/16                    2,133,900
            1,850,000     Series 1998 (Highline Cmmty. Hosp. Proj.)(Asset Guaranty insured), 5.25%, 8/15/17                1,895,935
                        WA Hsg. Finance Commission Nonprofit Rev.:
            1,000,000     Series 1997A (Virginia Mason Research Center Proj.)(LOC US Bank), 5.70%, 1/1/24                  1,069,380
            1,500,000     Series 1998 (Cmty. Colleges of Spokane Fdn. Proj.)(LOC US Bank), 5.20%, 7/1/18                   1,510,140
                                                                                                                        ------------
                                                                                                                          19,286,539
                                                                                                                        ------------
  WEST VIRGINIA (0.6%)
            5,435,000   Huntington Res. Mtg. Rev. Refunding Series 1991 Escrowed to Maturity, Zero Coupon,
                          7.37% Effective Yield on Purchase Date, 9/1/12                                                   2,425,912
            2,000,000   Mason Co. Residual Rev. Series 1992C Zero Coupon, 7.58% Effective Yield on
                          Purchase Date, 7/10/14                                                                             655,800
            3,000,000   Ohio Co. Residual Rev. Series 1992C Zero Coupon, 7.43% Effective Yield on
                          Purchase Date, 7/10/14                                                                             989,670
                                                                                                                        ------------
                                                                                                                           4,071,382
                                                                                                                        ------------
  WISCONSIN (1.0%)
            1,300,000   WI HEDA Hsg. Rev. Series 1992A (Section 8), 6.85%, 11/1/12                                         1,407,679
            2,645,000   WI Hsg. EDA Home Ownership Rev. Series 1998A, 5.38%, 9/1/17                                        2,702,132
                        WI Hlth. & Educ. Fac. Auth. Rev. :
              750,000     Series 1996 (Meriter Hosp. Inc.), 6.00%, 12/1/17                                                   813,450
            1,750,000     Series 1997 (St. John's Home & Sunrise Care), 5.625%, 12/15/22                                   1,769,547
                                                                                                                        ------------
                                                                                                                           6,692,808
                                                                                                                        ------------
  WYOMING (0.3%)
            2,000,000   WY CDA Hsg. Rev. 1995 Series 6, 6.10%, 12/1/25                                                     2,132,799
                                                                                                                        ------------



Total municipal bonds (cost:  $536,816,897)                                                                              563,518,400
                                                                                                                      --------------

CLOSED-END MUTUAL FUNDS (5.5%) (2)
              341,700   American Municipal Term Trust 2001                                                                 3,972,263
              112,600   American Municipal Term Trust III 2003                                                             1,273,788
              153,700   Blackrock Insured Municipal Term Trust 2008                                                        2,459,200
              662,500   Blackrock Insured Municipal Term Trust 2010                                                        7,535,938
               57,700   Blackrock Investment Quality Municipal Trust                                                         876,319
            1,117,700   Blackrock Municipal Target Term Trust 2006                                                        12,643,981
              261,300   Van Kampen Merritt Municipal Opp.                                                                  4,360,444
              347,200   Van Kampen Merritt Strategic                                                                       4,795,700
                                                                                                                      --------------
                                                                                                                          37,917,633
                                                                                                                      --------------
Total closed-end mutual funds (cost:  $36,282,336)


32


------------------------------------------------------------------------------------------------------------------------------------
           QUANTITY($)  NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (12.2%) (2)
              9,000,000   Austin TX Util. Sys. CP (Travis & Williamson Cos.) (LOC Morgan Guaranty), 3.10%, 10/2/98         9,000,000
              8,913,000   Austin TX Util. Sys. CP (Travis & Williamson Cos.) (LOC Morgan Guaranty), 3.10%, 10/14/98        8,913,000
              5,000,000   Burke Co. GA Olgethorpe Pwr. Corp. CP, 3.60%, 10/6/98                                            5,000,000
              7,100,000   City of Lincoln NE CP (Lincoln Electric) (LIQ Morgan Guranty), 3.00%, 10/19/98                   7,100,000
              3,000,000   City of Philadelphia PA Gas Works CP (LOC Imperial Bank), 3.40%, 10/6/98                         3,000,000
             10,571,926   Dreyfus Tax-Exempt Cash Management Fund, 3.33%                                                  10,571,926
              5,000,000   Fort Worth TX CP (Water & Sewer System)(IPA-US Bank), 3.50%, 11/2/98                             5,000,000
              5,000,000   Intermountain Power Agy. UT CP, 3.60%, 10/8/98                                                   5,000,000
              3,700,000   Intermountain Power Agy. UT CP (LOC Bank of America), 3.50%, 10/16/98                            3,700,000
              2,400,000   LA Co. CA Metro Trans. Auth. CP Sales Tax. Rev. Series A, 4.10%, 10/7/98                         2,400,000
              4,500,000   NC Muni Power Agy. No. 1 CP (Catawba Proj.), 3.60%, 10/16/98                                     4,500,000
             12,113,890   Northern Trust Tax-Exempt Cash Management Fund, 3.70%                                           12,113,890
              5,000,000   Sarasota Co. FL Public Hosp. Dist. CP (Sarasota Memorial Hosp. 96A)(LOC Sun Trust Bk.),
                            3.80%, 10/1/98                                                                                 5,000,000
              2,484,000   Univ. of Texas Board of Regents CP (Self Liquidating), 4.20%, 10/7/98                            2,484,000
                                                                                                                      --------------

Total short-term securities (cost:  $83,782,816)                                                                          83,782,816
                                                                                                                      --------------
Total investments in securities (cost:  $656,882,049) (6)                                                                685,218,849
                                                                                                                      ==============


                                                       See accompanying notes to portfolios of investments on page 43.
                                                                                                                                  33

SIT MINNESOTA TAX-FREE INCOME FUND REVIEW
SIX MONTHS ENDED SEPTEMBER 30, 1998


[PHOTO]
MICHAEL C. BRILLEY
    SENIOR PORTFOLIO MANAGER
DEBRA A. SIT, CFA
    PORTFOLIO MANAGER

Dear Fellow Shareholders:

   Municipal bond yields declined to new lows in September. The Sit Minnesota Tax-Free Income Fund provided shareholders a total return of +2.61% for the quarter and +4.00% for the six-month period ended September 30, 1998. The Fund's total return ranked 28th of 47 Minnesota municipal funds tracked by Lipper Analytical Services for the quarter and 16th of 47 funds for twelve-month period. In addition, the Fund's returns ranked 9th of 45 funds for the three year period and 1st overall of 25 funds since its inception on December 1, 1993.

   The Fund's price per share increased $0.15 during the semi-annual period to $10.64 on September 30, 1998, surpassing its all-time high of $10.56 reached in early January 1998. As of September 30th, the Fund's 30-day SEC yield was 4.74% and its 12-month distribution rate was 5.12%, compared to 5.02% and 5.31%, respectively, on March 31, 1998.

   Fund assets increased from $143.6 million to $194.3 million during the semi-annual period. Cash flow was used to purchase bonds across several industry and ratings categories. Weightings increased in hospital bonds from 12.5% to 15.9%, industrial revenue bonds from 3.6% to 5.1% and education bonds from 1.1% to 2.6%. Weightings decreased in multifamily housing from 42.3% to 41.5% and single family housing from 13.9% to 12.0%. Other revenue bonds decreased from 7.0% to 5.7%. Cash decreased slightly from 7.0% to 6.0%. Non-rated holdings increased from 33.4% to 36.3% while securities rated "A" or better decreased from 61.4% to 57.7%. We expect that the Fund's quality profile will remain steady in the months ahead. The Fund's average maturity was unchanged at approximately 19.8 years. The Fund's implied duration increased from 5.0 years to 6.2 years as we purchased securities with greater call protection. Recently the Fund has focused on adding bonds in the 8 to 20 year maturity range, which we consider to be the most attractive part of the yield curve in an environment of Fed ease.

   The Fund's performance continues to be driven by its emphasis on securities that provide higher coupon income and principal stability. The increase in municipal bond prices has lagged the recent rally in Treasury bonds, thus causing municipal yields to be very attractively valued on an historical basis. In this environment, we will continue to focus on purchasing securities that provide incremental yield and relative price stability.

                       INVESTMENT OBJECTIVE AND STRATEGY

      The investment objective of the Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

      The Fund will endeavor to invest 100% of its assets in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be treated as an item of tax preference that is included in the alternative minimum taxable income.


                               PORTFOLIO SUMMARY

               Net Asset Value  9/30/98:  $10.64 Per Share
                                3/31/98:  $10.49 Per Share

                       Total Net Assets: $194.30 Million

                       30-Day SEC Yield:    4.74%
                   Tax Equivalent Yield:    8.58% (1)
             12-Month Distribution Rate:    5.12%
                       Average Maturity:   19.8 Years
        Duration to Estimated Avg. Life:    7.6 Years (2)
                       Implied Duration:    6.2 Years (2)

(1) For individuals in the 39.6% Federal and 8.5% MN tax brackets.
(2) See opposite page.


                              PORTFOLIO STRUCTURE
                            (% of total net assets)

Multifamily Mortgage Revenue            41.5
Hospital/Health Care Revenue            15.9
Single Family Mortgage Revenue          12.0
Other Revenue Bonds                      5.7
Industrial Revenue/
  Pollution Control                      5.1
Closed-End Mutual Funds                  4.7
General Obligation                       3.6
Education/Student Loan                   2.6
Lease                                    2.0
Public Facilities                        0.9
Other Assets and Liabilities             6.0

                             AVERAGE ANNUAL TOTAL RETURNS*                                 CUMULATIVE TOTAL RETURNS*
                             -----------------------------                                 -------------------------
                   MN Tax-Free         Lipper MN           Lehman              MN Tax-Free        Lipper MN           Lehman
                     Income           Muni. Bond        5-Year Muni.             Income          Muni. Bond        5-Year Muni.
                      Fund             Fund Avg.         Bond Index               Fund            Fund Avg.         Bond Index
                   -------------------------------------------------           -----------------------------------------------
3 Months              2.61%             2.71%               2.63%                  2.61%            2.71%              2.63%
   (not annualized)
1 Year                8.08              7.74                6.76                   8.08             7.74               6.76
3 Year                7.53              6.89                5.90                  24.33            22.13              18.78
Inception             6.88              5.71                5.60                  37.93            30.82              30.15
  (12/1/93)


* As of 9/30/98


  PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                               GROWTH OF $10,000

                                    [GRAPH]

The sum of $10,000 invested at inception (12/1/93) and held until 9/30/98 would have grown to $13,793 in the Fund or $13,015 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                QUALITY RATINGS

                               (% of Net Assets)

          LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                                  [PIE CHART]
AAA                 21.7%
AA                  20.5%
A                    9.5%
BBB                  6.0%
Not Rated           36.3%
Other Assets
 & Liabilities       6.0%
                                                            ASSESSMENT OF
                                                         NON-RATED SECURITIES

                                                       AA                 0.3%
                                                        A                 2.7
                                                      BBB                19.7
                                                       BB                12.3
                                                        B                 1.3
                                                    -----                -----
                                                    Total                36.3%

SIT MINNESOTA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1998 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
           QUANTITY($)   NAME OF ISSUER                                                                             MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (89.3%) (2)
  EDUCATION/STUDENT LOAN (2.6%)
                      Minnesota Higher Educ. Fac. Auth. Rev. :
                        Series 1996-4I (Hamline Univ.):
           1,000,000      6.00%, 10/1/12                                                                                   1,072,100
             585,000      6.00%, 10/1/16                                                                                     620,820
           2,600,000    Series 1998-4T (College of St. Benedict), 5.35%, 3/1/20                                            2,636,998
             701,000    Lease Financing Series 1998-4V (Gustavus Adolphus College) Energy Impts., 4.90%, 2/15/09             712,279
                                                                                                                       ------------
                                                                                                                           5,042,197
                                                                                                                       ------------
  GENERAL OBLIGATION (3.6%)
             590,000  Carver Co. Hsg. & Redev. Auth. Hsg. & Dev. Gross Rev. Ltd.Tax G.O.
                        (Chanhassen Apts. Proj.), 7.00%, 1/1/25                                                              633,955
           1,600,000  Chaska Independent School Dist. No. 112 G.O. Refunding Series 1998A, 5.00%, 2/1/15                   1,640,288
           1,025,000  Elk River Independent School Dist. No. 728 G.O. Series 1997A, 5.375%, 2/1/17                         1,079,417
             500,000  Goodhue (City of) G.O. Gas Utility Series 1996, 6.75%, 1/1/26                                          545,955
           1,040,000  Maple Grove G.O. Improvement Series 1996A, 5.20%, 2/1/13                                             1,090,440
           1,000,000  Rochester ISD No. 535, G.O. Series 1996A, 5.25%, 2/1/14                                              1,044,450
           1,000,000  Todd, Morrison & Stearns Cos. ISD No. 2753, G.O. Series 1996, 5.00%, 4/1/17                          1,013,290
                                                                                                                        ------------
                                                                                                                           7,047,795
                                                                                                                        ------------
  HOSPITAL/HEALTH CARE (15.9%)
           1,000,000  Albert Lea Hsg. & Hlth. Care Fac. Rev. Refunding Series 1996 (St. Johns Lutheran Home Proj.),
                          7.00%, 11/1/19                                                                                   1,075,740
           1,030,000  Bloomington Hsg. & Redev. Auth. Senior Hsg. Rev. Bonds Series 1998 (Summerhouse Proj.),
                        5.875%, 11/1/11                                                                                    1,047,901
                      Brooklyn Center Hlth. Care Fac. Rev. Series 1993 (Maranatha Proj.):
              50,000    6.75%, 12/1/05                                                                                        53,905
             500,000    7.50%, 12/1/10                                                                                       544,390
           1,290,000  Cokato Sr. Hsg. Rev. Series 1996 (Cokato Charitable Trust Proj.), 7.00%, 12/1/19                     1,326,146
           1,645,000  Columbia Heights Multifamily & Health Care Fac. Rev.  Series 1998 (Crest View Corp. Proj.),
                        5.75%, 9/1/11                                                                                      1,673,623
           1,000,000  Dakota Co. Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Refunding Series 1997 (South Suburban
                        Medical Ctr. Proj.), 6.75%, 8/1/17                                                                 1,041,200
             500,000  Duluth Econ. Dev. Auth. Hlth. Care Fac. Rev. Series 1998A (BSM Properties Inc. Proj.),
                        5.875%, 12/1/28                                                                                      510,535
             715,000  Eden Prairie Hlth. Care Fac. Rev. Bonds Series 1998 (Castle Ridge Care Proj.),
                        5.70%, 7/1/18                                                                                        722,107
             140,000  Edina Hlth. Care Fac. Rev. Series 1995 (Volunteers of America Care Proj.),
                        7.875%, 3/1/19                                                                                       145,454
                      Elk River Rev. Series 1998 (Care Choice Member Proj.):
           1,500,000    5.60%, 8/1/13                                                                                      1,508,175
           1,595,000    5.70%, 8/1/18                                                                                      1,600,343
             215,000  Fergus Falls Hlth. Care Fac. Auth. Rev. Refunding Series 1993A
                        (Lake Region Hosp. Corp. Proj.), 6.25%, 9/1/04                                                       236,225
             650,000  Fergus Falls Hlth. Care Fac. Auth. Series 1995 (LRHC Long-Term Care Fac. Proj.),
                        6.40%, 12/1/15                                                                                       711,067
36


------------------------------------------------------------------------------------------------------------------------------------
           QUANTITY($)   NAME OF ISSUER                                                                             MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
             565,000  Hastings Hlth. Care Fac. Rev. Series 1998 (Regina Med. Ctr.)(ACA insured), 5.25%, 9/15/18              566,288
           1,540,000  Hibbing Hlth. Care Fac. Rev. Series 1995A (St. Francis Hlth. Svcs. Proj.),
                        7.35%, 11/1/15                                                                                     1,646,183
             750,000  Mankato Hlth. Care Fac. Rev. Series 1996A (Lutheran Home Proj.), 6.75%, 10/1/16                        793,140
           1,685,000  Maplewood Hlth. Care Fac. Rev. (VOA Care Ctrs. Proj.), 7.375%, 10/1/12                               1,850,753
           1,000,000  Minneapolis Hlth. Care Fac. Rev. Series 1993 (St. Olaf Res. Proj.), 7.00%,10/1/18                    1,061,960
           1,885,000  Minneapolis Hsg. & Hlth. Care Fac. Rev. Series 1997 (Augustana Chapel View Homes Proj.),
                        6.70%, 6/1/22                                                                                      2,004,811
             350,000  Minneapolis Skilled Nursing & Assisted Living Rev. Series 1998B
                        (Catholic Eldercare Assisted), 7.25%, 5/1/24                                                         360,272
             750,000  Monticello/Big Lake Cmty. Hosp. Dist. Gross Rev. Series 1998
                        (Asset Guaranty insured), 5.75%, 12/1/19                                                             804,945
                      Olmsted Co. Hlth. Care Fac. Rev. Series 1998 (Olmsted Medical Ctr. Proj.):
             650,000    5.45%, 7/1/13                                                                                        665,197
           1,125,000    5.55%, 7/1/19                                                                                      1,137,566
                      Red Wing Hlth. Care Ctr. Fac. Rev. Refunding (River Region Obligated Group):
             125,000    Series 1993A, 6.20%, 9/1/05                                                                          135,883
             130,000    Series 1993A, 6.30%, 9/1/06                                                                          141,583
             200,000    Series 1993B, 6.20%, 9/1/05                                                                          217,412
           2,500,000  Shakopee -  St. Francis Regional Medical Center Tax-Exempt Loan, 5.633%, 7/1/13                      2,541,750
                      Sherburne Co. Nursing Home Fac. Rev. Series 1994 (Guardian Angels Care Ctr. Proj.):
              75,000    7.30%, 6/1/07                                                                                         80,882
              80,000    7.35%, 6/1/08                                                                                         86,266
              90,000    7.40%, 6/1/09                                                                                         97,264
             555,000    7.50%, 6/1/14                                                                                        602,336
             140,000    7.75%, 6/1/15                                                                                        153,474
             150,000    7.75%, 6/1/16                                                                                        164,436
             300,000  Spring Park Hlth. Care Fac. Rev. Series 1991 (Twin Birch Hlth. Care Ctr. Proj.), 8.25%, 8/1/11         324,156
             960,000  St. Paul Hsg. & Redev. Auth. Nursing Home Dev. Rev. Refunding Series 1996C
                        (Franciscan Hlth. Cmmty. Proj., St. Mary's Home), 7.00%, 7/1/21                                    1,033,795
             820,000  Wadena Co. Hlth. Care Fac. Rev. Series 1994B, 7.45%, 9/1/15                                            901,426
           1,350,000  Zumbrota Hlth. Care Fac. Rev. Series 1998A (Zumbrota Cmty. Fdn.), 5.80%, 12/1/18                     1,356,156
                                                                                                                        ------------
                                                                                                                          30,924,745
                                                                                                                        ------------

  INDUSTRIAL /POLLUTION CONTROL (5.1%)
             500,000  Anoka Industrial Dev. Rev. Series 1994 (Lund Industries Inc. Proj.), 6.50%, 9/1/04 (4)                 536,490
           1,075,000  Bass Brook Pollution Control Rev. Series 1992 (Minnesota Power & Light Corp. Proj.),
                        6.00%, 7/1/22                                                                                      1,134,168
             275,000  Sauk Centre Industrial Dev. Rev. Series 1998 (Seluemed LLP Proj.)(LOC US Bank),
                        5.75%, 4/1/18 (4)                                                                                    277,745
             740,000  Duluth Commercial Dev. Rev. Refunding Series 1995A (Radisson Hotel Proj.), 7.00%, 12/1/00              731,164
                      MN Agricultural & Econ. Dev. Board Small Business Dev. Ln. Prgm. Rev.:
             105,000    Series 1995A Lot 1 (New Morning Windows, Inc.),  6.40%, 8/1/04 (4)                                   110,120
             500,000    Series 1997C Lot 3 (DynaGraphics), 6.20%, 8/1/09 (4)                                                 526,445
             400,000    Series 1998A Lot 1 (Formative Engineering Corp.), 5.75%, 8/1/18 (4)                                  407,072
           1,525,000    Series 1998B Lot 2 (Merrill Corp.), 5.50%, 8/1/10 (4)                                              1,549,187
                        Medina Industrial Dev. Rev. Refunding Series 1998 (Temroc Metals, Inc. Proj.):
             210,000      5.10%, 10/1/05                                                                                     209,805
             705,000      5.25%, 10/1/08                                                                                     703,104

                                                 See accompanying notes to portfolios of investments on page 43.

                                                                                                                                  37

SIT MINNESOTA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1998 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
           QUANTITY($)   NAME OF ISSUER                                                                             MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
             400,000      5.60%, 10/1/12                                                                                     402,020
           1,000,000  Minneapolis Commercial Dev. Rev. Refunding Series 1997 (Holiday Inn Metrodome Proj.),
                        6.00%, 12/1/01                                                                                     1,020,850
                      Owatonna Industrial Dev. Rev. Series 1997:
             280,000    7.25%, 5/1/14 (4)                                                                                    296,839
             505,000    7.375%, 5/1/17 (4)                                                                                   535,356
             200,000  Richfield Cmty. Dev. Rev. Refunding 1994 (Richfield Shoppes Proj.), 8.375%, 10/1/05                    223,276
             500,000  St. Paul Hsg. & Redev. Auth. District Cooling Rev. Series 1998J, 5.35%, 3/1/18                         514,055
             705,000  St. Paul Port Authority Hotel Fac. Senior Rev. Series 1996A (Radisson Kellogg Project),
                        7.00%, 8/1/01                                                                                        724,959
                                                                                                                        ------------
                                                                                                                           9,902,655
                                                                                                                        ------------

  MULTIFAMILY MORTGAGE (41.5%)
           1,520,000  Apple Valley Multifamily Hsg. Rev. Refunding Series 1998A (Mtg. Loan/Apple Valley
                        Villa Proj.) (GNMA collateralized), 5.25%, 8/1/18                                                  1,543,226
             500,000  Aurora Hsg. & Redev. Auth. Multifamily Rev. (Irongate Apts. Proj.) (Section 8),
                        6.10%, 10/1/19                                                                                       527,170
                      Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. Series 1995A (Courtyard Res. Proj.):
             220,000    7.00%, 1/1/15                                                                                        237,514
             500,000    7.25%, 1/1/26                                                                                        542,460
             960,000  Burnsville Multifamily Hsg. Rev. Refunding Series 1994 (Bridgeway Apts. Proj.), 7.25%, 2/1/14        1,015,776
                      Carver Co. Hsg. & Redev. Auth. Multifamily Hsg.:
           1,440,000    Gross Rev. & Ltd. Tax Refunding Series 1997A (Lake Grace Apts. Proj.), 6.00%, 7/1/28               1,502,467
             650,000    Rev. Refunding Series 1997A (Waybury Apts. Proj.), 5.875%, 8/1/27                                    675,564
           2,630,000    Series 1998 (GNMA collateralized)(Jonathan Acres Proj.), 5.30%, 4/20/33                            2,678,892
             400,000    Subordinate Rev. Refunding Series 1997C (Waybury Apts. Proj.), 8.00%, 8/1/27                         411,012
             405,000  Chisago City Hlth. Fac. Rev. Refunding Series 1995A (Pleasant Heights Proj.),
                        7.30%, 7/1/18                                                                                        446,274
                      Coon Rapids Multifamily Hsg. Rev.:
             280,000    Refunding Series 1997 (GNMA collateralized) (Pine Point Apts.), 6.125%, 5/1/32                       300,630
             700,000    Refunding Series 1997A (Margaret Place Apts. Proj.), 6.50%, 5/1/25                                   721,133
           3,000,000  Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1997A,
                        (Park Place Apts. Proj.) (GNMA collateralized), 6.875%, 2/20/32                                    3,336,600
                      Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding
                        (Walnut Trails Apts. Proj.):
           1,700,000    Series 1995A (GNMA collateralized), 7.90%, 1/20/31 (4)                                             1,954,796
             250,000    Series 1995C Subordinate, 9.00%, 1/20/15 (4)                                                         264,128
           1,470,000  Eagan Multifamily Rental Hsg. Refunding Rev. Series 1996 (Wescott Apts. Proj.)
                        (FHA insured), 6.00%, 12/1/27                                                                      1,549,307
                      Eden Prairie Multifamily Hsg. Rev. Refunding :
              55,000    Series 1990A (Welsh Parkway Apts. Ltd. Proj.)(FHA insured), 8.00%, 7/1/26                             58,806
             700,000    Series 1991 (Windslope Apts. Proj.)(Section 8), 7.00%, 11/1/06                                       746,578
           1,500,000    Series 1991 (Windslope Apts. Proj.)(Section 8), 7.10%, 11/1/17                                     1,584,660
             450,000    Series 1995A (Olympic Ridge Proj.) (GNMA collateralized), 6.20%, 1/20/16                             484,547
             300,000    Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.50%, 1/20/18                            310,191
           1,035,000    Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.60%, 7/20/28                          1,069,962

38


------------------------------------------------------------------------------------------------------------------------------------
           QUANTITY($)   NAME OF ISSUER                                                                             MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                      Harmony Multifamily Hsg. Rev. Refunding Series 1997A (Zedakah Fdn. Proj.) (Section 8):
             300,000    5.40%, 9/1/08                                                                                        314,448
             280,000    5.75%, 9/1/12                                                                                        294,123
             275,000    5.80%, 9/1/13                                                                                        288,835
           3,500,000  Hopkins Elderly Hsg. Rev. Refunding (St. Therese Southwest Proj.),
                        Series 1997 (GNMA collateralized), 5.70%, 11/20/32                                                 3,655,330
           1,015,000  Hopkins Hsg. Fac. Rev. Refunding Series 1995 (Augustana Chapel View Homes Proj.),
                        7.00%, 12/1/15                                                                                     1,084,578
             560,000  Hopkins Subordinate Multifamily Hsg. Rev. Refunding Series 1996C (Auburn Apts. Proj.),
                        8.00%, 6/20/31                                                                                       596,893
             450,000  Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.), 6.25%, 4/1/15                   484,096
             500,000  Hutchinson Hsg. Fac. Rev. Series 1994 (Prince of Peace Proj.), 7.375%, 10/1/12                         527,795
                      Little Canada Multifamily Hsg. Rev.:
             800,000    Refunding Series 1997A (GNMA collateralized)(Cedars Lakeside Proj.), 5.90%, 8/1/20                   850,856
           3,455,000    Series 1997A (Hsg. Alt. Dev. Co. Proj.), 6.10%, 12/1/17                                            3,517,743
           1,000,000    Series 1997A (Hsg. Alt. Dev. Proj.), 6.25%, 12/1/27                                                1,018,040
           1,650,000  Maplewood Multifamily Hsg. Rev. Series 1998 (Park Edge Apts. Proj.), 6.50%, 5/1/29 (4)               1,689,006
                      Maplewood Multifamily Refunding Rev. (Village on Woodlyn Proj.):
           1,605,000    Series 1999A (GNMA collateralized), 6.75%, 7/20/30 (4)                                             1,723,850
             100,000    Subordinate Series 1998C-1, 8.00%, 11/1/30 (4)                                                       100,868
             375,000    Subordinate Series 1999C-1, 8.00%, 11/1/30 (4)                                                       375,000
                      Minneapolis Multifamily Hsg. Rev.:
              75,000    Series 1991 (Trinity Hsg. Proj.) (Section 8), 7.875%, 2/1/06                                          79,001
             355,000    Series 1996 (Belmont Apts.), 7.25%, 11/1/16                                                          373,371
             565,000    Series 1994 (Findley Place Townhomes Proj) (Section 8), 7.00%, 12/1/16 (4)                           570,266
           2,000,000    Series 1996A (Nicollet Towers) (Section 8), 6.00%, 12/01/19                                        2,107,200
           4,190,000    Series 1998A (University Village) (GNMA collateralized), 5.30%, 8/1/23                             4,282,180
             645,000    Series 1996 (Belmont Apts.), 7.625%, 11/1/27                                                         678,998
             350,000  Minneapolis/ St. Paul Hsg. Fin. Board Multifamily Rev. Series 1988 (Riverside Place Proj.),
                        (FHA insured) (GNMA collateralized), 8.20%, 12/20/18 (4)                                             359,376
           2,000,000  MN HFA Multifamily Hsg. Dev. Rev. Series 1997I, 5.50%, 1/1/17                                        2,077,160
                      MN HFA Rental Hsg. Rev.:
             175,000    Series 1993C, 6.15%, 2/1/14                                                                          177,109
             135,000    Series 1993E, 6.00%, 2/1/14                                                                          142,325
             230,000    Series 1995D (MBIA insured), 6.00%, 2/1/22                                                           243,897
           4,005,000    Series 1998A, 5.375%, 8/1/28                                                                       4,101,681
                      Minnetonka Hsg. Fac. Rev. Series 1994 (Beacon Hill Housing Proj.):
             890,000    7.00%, 6/1/04                                                                                        940,445
           1,000,000    7.50%, 6/1/14                                                                                      1,093,710
             510,000  Minnetonka Multifamily Hsg. Rev. Refunding Subordinate Series 1994C (Brier Creek Proj.),
                        8.00%, 12/20/16                                                                                      548,087
             550,000  Minnetonka Multifamily Hsg. Rev. Series 1985 (Cedar Hills East)(FHA insured), 7.50%, 12/1/17           578,364
                      Minnetonka Senior Hsg. Rev. Series 1997 (Westridge Senior Hsg. Proj.):
             285,000    6.75%, 9/1/17                                                                                        296,001
             650,000    7.00%, 9/1/27                                                                                        682,500
             500,000  Monticello Senior Hsg. Rev. Series 1995 (Mississippi Shores Proj.), 7.25%, 7/1/16                      513,410
             270,000  Mora Multifamily Rev. Refunding Hsg. Alternatives Partnership Series 1995, 6.50%, 6/1/02               275,246


                                                 See accompanying notes to portfolios of investments on page 43.


                                                                                                                                  39



SIT MINNESOTA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1998 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
           QUANTITY($)   NAME OF ISSUER                                                                             MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                      Plymouth Multifamily Hsg. Rev. Refunding Series 1996A (Fox Forest Apts. Proj.)
                        (GNMA collateralized):
             750,000    Series 1996A, 8.05%, 6/20/31                                                                         876,443
             700,000    Series 1996C, 8.00%, 6/20/31                                                                         746,116
             960,000  Robbinsdale Multifamily Hsg. Rev. Series 1996A (Copperfield Hill Proj.),
                        7.20%, 12/1/16                                                                                       993,427
                      Roseville Hsg. Fac. Rev. Refunding Bonds Series 1998 (College Properties Inc. Proj.),
           2,820,000    5.60%, 10/1/13                                                                                     2,836,243
             400,000    5.625%, 10/1/18                                                                                      402,300
             325,000  Sandstone Econ. Dev. Auth. Hsg. & Dev. Rev. Series 1994A (Family Apts. Proj.),
                        8.00%, 1/1/12                                                                                        325,907
           1,250,000  Spring Lake Park Sr. Hsg. Rev. Series 1996 (Noah's Ark Affordable Hsg. Inc.), 7.25%, 9/1/16          1,276,700
           1,500,000  St. Anthony Hsg. Dev. Rev. Refunding (Autumn Woods Proj.) (Asset Gty. insured), 6.875%, 7/1/22       1,619,925
             500,000  St. Cloud Hsg. & Redev. Auth. Hsg. Rev. Refunding Series 1998 (Northway Manor Apts. Section 8
                        Assisted Proj.), 5.15%, 12/1/14                                                                      509,480
             650,000  St. Louis Park Multifamily Hsg. Rev. Refunding Series 1995 (Knollwood Cmty. Hsg. Proj.)
                        (FHA insured), 6.15%, 12/1/16                                                                        699,439
                      St. Paul Hsg. & Redev. Auth. Multifamily Refunding Rev.:
             500,000    Series 1992 (Point of St. Paul Proj.)(FNMA backed), 6.60%, 10/1/12                                   537,280
             200,000    Series 1995 (Sun Cliffe Apts. Proj.)(GNMA collateralized), 5.875%, 7/1/15                            211,302
           1,170,000    Series 1998 (Superior Street Cottages Proj.), Lyngblomsten, Inc., 6.00%, 3/15/24                   1,183,221
                      St. Paul Port Authority Multifamily Hsg. Refunding (Jackson Towers Apts. Proj.):
           3,432,500    Senior Series 1998-1A (GNMA collateralized), 6.95%, 4/20/33                                        3,968,176
             408,000    Subordinate Series 1998-1B, 8.00%, 4/20/33                                                           415,352
           2,000,000  Virginia Hsg. & Redev. Auth. Governmental Hsg. Rev. Refunding Series 1998A
                        (Laurentian Manor Proj.), 5.75%, 5/1/32                                                            2,025,000
           1,015,000  Washington Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1994
                        (White Bear Lake Transitional Hsg. Proj.), 6.625%, 8/1/24                                          1,084,984
           1,385,000  White Bear Lake Multifamily Hsg. Rev. Refunding Series 1996A (Lake Sq. Partners Proj.)
                        (FHA insured), 6.10%, 2/1/26                                                                       1,483,584
             770,000  Willmar Hsg. & Redev. Auth. Multifamily Rev. Series 1993 (Highland Apts)
                        (Section 8), 5.85%, 6/1/19                                                                           792,607
                                                                                                                        ------------
                                                                                                                          80,590,967
                                                                                                                        ------------
  LEASE (2.0%)
           1,015,000  Beltrami Co. Hsg. & Redev. Auth. Lease Rev., 6.25%, 2/1/16                                           1,074,063
             585,000  Burnsville Solid Waste Rev. Series 1990 (Freeway Transfer Inc. Proj.), 9.00%, 4/1/10 (4)               636,018
             250,000  Goodhue Co. Econ. Dev. Auth. Courts Building Proj. Lease Rev. Series 1997A, 5.75%, 2/1/13              264,680
             125,000  Hennepin Co. Hsg. & Redev. Auth. Rev. Series 1993A (Community Provider Program), 5.70%, 8/1/13         129,034
                      Hibbing Econ. Dev. Auth. Public Proj. Rev. Series 1997 (Hibbing Lease Obligations Proj.):
             655,000    6.10%, 2/1/08                                                                                        701,453
             535,000    6.40%, 2/1/12                                                                                        565,666
             100,000  Rice Co. Certificates of Participation Series 1996A, 5.85%, 12/1/14                                    108,072
             400,000  St. Cloud Certificate of Participation Series 1997, 5.90%, 12/1/17                                     411,508
                                                                                                                        ------------
                                                                                                                           3,890,494
                                                                                                                        ------------
40


------------------------------------------------------------------------------------------------------------------------------------
           QUANTITY($)   NAME OF ISSUER                                                                             MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
  SINGLE FAMILY MORTGAGE (12.0%)
                      Dakota County Hsg. & Redev. Auth. Single Family Mtg. Rev.:
             750,000    Series 1994A (FNMA backed), 6.70%, 10/1/09 (4)                                                       805,440
             380,000    Series 1995 (FNMA & GNMA backed), 6.25%, 10/1/09 (4)                                                 406,064
             440,000  Dakota/Wash./Stearns Cos. Hsg. & Redev. Auth. Single Family Rev. Refunding
                        Series 1994A (FNMA backed), 6.50%, 9/1/10 (4)                                                        470,549
             930,000  Minneapolis Redev. Mtg. Rev. Series 1987A  (Riverplace Proj.) (LOC Bk. of Tokyo),
                        7.10%, 1/1/20                                                                                        942,267
           2,100,000  Minneapolis Residual Interest Mtg. Rev. Series 1995 Convertible Capital Appreciation Bonds,
                        7.00% Effective Yield on Purchase Date, 10/1/12                                                      890,526
             655,000  Minneapolis Single Family Mtg. Rev. Series 1995V (FNMA & GNMA backed), 6.25%, 4/1/22                   699,579
                      Minneapolis/ St. Paul Hsg. Fin. Bd. Single Family Mtg. Rev.:
              20,000    Series 1989A (GNMA backed), 7.65%, 12/1/00 (4)                                                        20,613
             885,000    Series 1994 (FNMA backed), 7.25%, 5/1/12 (4)                                                         945,746
                      MN HFA Single Family Mtg. Rev.:
             120,000    Series 1988D, 8.25%, 8/1/20 (4)                                                                      123,334
              15,000    Series 1989B, 7.05%, 1/1/03                                                                           15,526
              50,000    Series 1989B, 7.05%, 7/1/03                                                                           51,753
           1,000,000    Series 1989D, 7.35%, 7/1/16                                                                        1,028,150
              45,000    Series 1990A, 7.95%, 7/1/22 (4)                                                                       45,028
             265,000    Series 1990C, 7.70%, 7/1/14                                                                          265,159
             240,000    Series 1991A, 7.05%, 7/1/22 (4)                                                                      251,741
             575,000    Series 1991A, 7.45%, 7/1/22 (4)                                                                      611,777
           1,695,000    Series 1992B-1, 6.75%, 1/1/26 (4)                                                                  1,803,751
             995,000    Series 1994F, 6.30%, 7/1/25                                                                        1,069,844
              90,000    Series 1994K, 5.90%, 1/1/07                                                                           94,311
             515,000    Series 1994L, 6.70%, 7/1/20 (4)                                                                      552,018
           2,830,000    Series 1995M, 5.875%, 1/1/17                                                                       3,007,837
             700,000    Series 1996D, 6.00%, 1/1/16                                                                          743,820
             235,000    Series 1997D, 5.85%, 7/1/19, (4)                                                                     246,618
           2,280,000    Series 1997E, 5.90%, 7/1/29 (4)                                                                    2,405,377
             710,000    Series 1997K, 5.75%, 1/1/26 (4)                                                                      734,687
           2,450,000    Series 1998C, 5.25%, 1/1/17                                                                        2,498,216
           1,488,639  Moorhead Single Family Mtg. Rev. Refunding Series 1992B, 7.00%, 8/1/11                               1,503,526
             585,000  St. Paul Hsg. & Redev. Auth. Single Family Mtg. Rev. Refunding Series 1995 (FNMA backed),
                        6.125%, 3/1/17                                                                                       618,585
             966,042  St. Paul Residual Interest Rev. Series 1995 Convertible Capital Appreciation
                        Bonds, Zero Coupon, 7.23% Effective Yield on Purchase Date, 9/1/11                                   405,747
                                                                                                                        ------------
                                                                                                                          23,257,589
                                                                                                                        ------------
  OTHER REVENUE BONDS (5.7%)
           1,440,000  Commissioner of Iron Range Resources and Rehabilitation Gross Rev.
                        Series 1996 (Giants Ridge Rec. Area Proj.), 7.25%, 10/1/11                                         1,520,107
                      Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
             100,000    Series 1993-5 (Winslow Printing), 6.125%, 12/1/06 (4)                                                104,405
             170,000    Series 1997-1 (Halper Corrugated Box Mfg. Co.), 5.90%, 6/1/07 (4)                                    188,462


                                                 See accompanying notes to portfolios of investments on page 43.
                                                                                                                                  41

SIT MINNESOTA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1998 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
           QUANTITY($)   NAME OF ISSUER                                                                             MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
             640,000    Series 1995-1 (Microtron, Inc.), 6.625%, 12/1/09 (4)                                                 701,958
           1,310,000    Series 1995-1 (Microtron, Inc.), 7.25%, 12/1/15 (4)                                                1,467,226
             750,000    Series 1997-2 (Ambassador Press), 6.20%, 6/1/17 (4)                                                  815,430
           2,000,000  Minneapolis Public Hsg. Auth. Series 1997 (General Credit Energy Savings Proj.), 6.00%, 7/1/08       2,088,320
             200,000  Renville Gross Rev. Golf Course Bond Series 1997, 6.50%, 2/1/19                                        209,342
             300,000  Scott Co. Hsg. & Redev. Auth. Ltd. Special Benefits Tax Series 1997B (River City Centre Proj.),
                        (AMBAC insured), 5.45%, 2/1/20                                                                       315,204
           2,835,000  St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (FSA insured)
                        (Civic Center Proj.), 7.10%, 11/1/23                                                               3,607,566
                                                                                                                        ------------
                                                                                                                          11,018,020
                                                                                                                        ------------
  PUBLIC FACILITIES (0.9%)
             480,000  Eagan Ice Arena Gross Rev. Series 1998B, 5.50%, 4/1/19                                                 488,390
           1,245,000  St. Paul Recreational Fac. Gross Rev. Series 1996D, 5.875%, 6/1/18                                   1,328,291
                                                                                                                        ------------
                                                                                                                           1,816,681
                                                                                                                        ------------

Total municipal bonds (cost:  $166,500,664)                                                                              173,491,143
                                                                                                                       -------------

CLOSED-END MUTUAL FUNDS (4.7%) (2)
             385,000  Minnesota Municipal Term Trust 2002                                                                  4,283,125
             267,800  Minnesota Municipal Term Trust II 2003                                                               2,929,062
             115,600  Voyageur Minnesota Municipal Income Fund II                                                          1,683,425
              22,200  Voyageur Minnesota Municipal Income Fund III                                                           305,250
                                                                                                                       -------------
Total closed-end mutual funds (cost:  $9,029,929)                                                                          9,200,862
                                                                                                                       -------------


SHORT-TERM SECURITIES (6.3%) (2)
           3,000,000  Becker PCR Series 1993B Commercial Paper, 3.35%, 10/6/98                                             3,000,000
           2,062,721  Federated Minnesota Municipal Cash Fund, 3.31%                                                       2,062,721
           2,155,000  Hennepin Co. G.O. Series 1997 Variable Rate Weekly Putable, 12/1/10                                  2,155,000
           2,000,000  Minneapolis Convention Center Series 1997B Variable Rate (LOC Norwest Bank), 12/1/17                 2,000,000
           3,080,000  Olmstead Co. Variable Rate (Human Svcs. Campus Infrastructure) (LOC Toronto
                        Dominion Bank), 8/1/05                                                                             3,080,000
                                                                                                                       -------------

Total short-term securities (cost:  $12,297,721)                                                                          12,297,721
                                                                                                                       -------------


Total investments in securities (cost:  $187,828,314) (6)                                                               $194,989,726
                                                                                                                       =============


SIT MUTUAL FUNDS
NOTES TO PORTFOLIOS OF INVESTMENTS


(1) Securities are valued by procedures described in note 1 to the financial statements.

(2) Percentage figures indicate percentage of total net assets.

(3) At September 30, 1998, 25.1% of net assets in the U.S. Government Securities Fund and 6.7% of net assets in the Bond Fund was invested in GNMA mobile home pass-through securities.

(4) Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At September 30, 1998, approximately 12.7% of net assets in the Minnesota Tax-Free Income Fund was invested in such securities.

(5) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under the guidelines established by the Board of Directors.

(6) At September 30, 1998, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                                            U.S.
                                                                      MONEY              GOVERNMENT
                                                                      MARKET             SECURITIES                  BOND
                                                                       FUND                 FUND                     FUND
                                                                       ----                 ----                     ----
Cost for federal income tax purposes                              $48,219,311            $129,952,172             $11,162,854
                                                                  ===========            ============             ===========

Unrealized appreciation (depreciation) on
  investments:
       Gross unrealized appreciation                                  -----                $2,023,615                $381,483
       Gross unrealized depreciation                                  -----                  (460,102)                (26,816)
                                                                  -----------            ------------             -----------

Net unrealized appreciation (depreciation)                            -----                $1,563,513                $354,667
                                                                  ===========            ============             ===========



                                                                                           MINNESOTA
                                                                   TAX-FREE                TAX-FREE
                                                                    INCOME                  INCOME
                                                                     FUND                    FUND
                                                                 ------------            ------------
Cost for federal income tax purposes                             $656,882,049            $187,828,314
                                                                 ============            ============
Unrealized appreciation (depreciation) on
  investments:
       Gross unrealized appreciation                              $28,359,079              $7,232,101
       Gross unrealized depreciation                                  (22,279)                (70,689)
                                                                  -----------              ----------

Net unrealized appreciation (depreciation)                        $28,336,800              $7,161,412
                                                                  ===========              ==========



SIT MUTUAL FUNDS
STATEMENTS OF ASSETS & LIABILITIES - SEPTEMBER 30, 1998 (UNAUDITED)

                                                              U.S.                                             MINNESOTA
                                            MONEY          GOVERNMENT                         TAX-FREE         TAX-FREE
                                            MARKET         SECURITIES          BOND            INCOME           INCOME
ASSETS                                       FUND             FUND             FUND             FUND             FUND
                                         ------------     ------------     ------------     ------------     ------------
Investments in securities, at
    identified cost ................     $ 48,219,311     $129,952,172     $ 11,162,854     $656,882,049     $187,828,314
                                         ============     ============     ============     ============     ============

Investments in securities, at market
    value - see accompanying
    schedules for detail ...........     $ 48,219,311     $128,515,686     $ 11,517,521     $685,218,849     $194,989,726
Cash in bank on demand
    deposit ........................              525           56,846               --               --               --
Accrued interest
    receivable .....................               --          819,140           85,598        8,816,518        3,026,782
Receivable for principal
    paydowns .......................               --           41,079            3,341               --               --
Receivable for investment
    securities sold ................               --               --               --               --               --
Other
    receivables ....................               --           50,602            2,981               --               --
Receivable for Fund shares
    sold ...........................           92,026          368,300           26,277          803,231          233,567
                                         ------------     ------------     ------------     ------------     ------------
               Total assets ........       48,311,862      129,851,653       11,635,718      694,838,598      198,250,075
                                         ------------     ------------     ------------     ------------     ------------

LIABILITIES
Disbursements in excess of
    cash balances ..................               --               --            2,742           25,969           10,470
Payable for investment securities
    purchased - when issued (note 1)               --               --               --               --               --
Payable for investment securities
    purchased ......................               --               --               --        8,375,562        2,141,124
Payable for Fund shares
    redeemed .......................        1,330,622          106,188              704          372,465        1,535,980
Cash portion of dividends
    payable to shareholders ........           17,660           50,358            5,036          399,122          123,082
Other
    payables .......................              507              820               --          486,754           18,000
Accrued investment management
    and advisory services fee ......           18,398           82,905            7,510          384,792          126,571
                                         ------------     ------------     ------------     ------------     ------------

               Total liabilities ...        1,367,187          240,271           15,992       10,044,664        3,955,227
                                         ------------     ------------     ------------     ------------     ------------

Net assets applicable to
    outstanding capital stock ......     $ 46,944,675     $129,611,382     $ 11,619,726     $684,793,934     $194,294,848
                                         ============     ============     ============     ============     ============
Capital stock
    Par ............................     $      0.001     $       0.01     $      0.001     $      0.001     $      0.001
    Authorized shares (000's) ......       10,000,000       10,000,000       10,000,000       10,000,000       10,000,000
    Outstanding shares .............       46,947,698       12,028,207        1,130,237       64,750,325       18,256,568
                                         ============     ============     ============     ============     ============

Net asset value per share of
    outstanding capital stock ......     $       1.00     $      10.78     $      10.28     $      10.58     $      10.64
                                         ============     ============     ============     ============     ============


44              See accompanying notes to financial statements on pages 48 - 55.

SIT MUTUAL FUNDS
STATEMENTS OF OPERATIONS - SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

                                                                        U.S.                                              MINNESOTA
                                                     MONEY           GOVERNMENT                          TAX-FREE          TAX-FREE
                                                     MARKET          SECURITIES          BOND             INCOME            INCOME
                                                      FUND              FUND             FUND              FUND              FUND
                                                  ------------      ------------      ------------     ------------    ------------
INVESTMENT INCOME:
     INCOME:
        Interest                                     1,127,972         3,414,397           336,643       16,497,249       4,854,065
                                                  ------------      ------------      ------------     ------------    ------------
                Total income                         1,127,972         3,414,397           336,643       16,497,249       4,854,065
                                                  ------------      ------------      ------------     ------------    ------------

     EXPENSES (NOTE 3):
        Investment management and
            advisory services fee                      161,490           504,699            43,990        2,299,298         668,553
            Less fees and expenses absorbed
                by investment adviser                  (60,556)          (50,137)               --         (198,796)             --
                                                  ------------      ------------      ------------     ------------    ------------

            Total net expenses                         100,934           454,562            43,990        2,100,502         668,553
                                                  ------------      ------------      ------------     ------------    ------------

            Net investment income                    1,027,038         2,959,835           292,653       14,396,747       4,185,512
                                                  ------------      ------------      ------------     ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS :
        Net realized gain (loss) (note 2)                   --           937,079            34,179        1,976,582          42,661

        Net change in unrealized appreciation
            or depreciation on investments                  --           644,882           238,736        8,374,839       2,654,288
                                                  ------------      ------------      ------------     ------------    ------------

            Net gain (loss) on investments                  --         1,581,961           272,915       10,351,421       2,696,949
                                                  ------------      ------------      ------------     ------------    ------------

Net increase in net assets resulting from
     operations                                   $  1,027,038      $  4,541,796      $    565,568     $ 24,748,168    $  6,882,461
                                                  ============      ============      ============     ============    ============


                                                                              45
See accompanying notes to financial statements on pages 48 - 55.

SIT MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS


                                                                   MONEY MARKET                      U.S. GOVERNMENT
                                                                      FUND                           SECURITIES FUND
                                                     --------------------------------      --------------------------------
                                                        SIX MONTHS                          SIX MONTHS
                                                          ENDED                               ENDED
                                                       SEPTEMBER 30,       YEAR ENDED      SEPTEMBER 30,        YEAR ENDED
                                                          1998              MARCH 31,          1998               MARCH 31,
                                                       (UNAUDITED)            1998          (UNAUDITED)             1998
                                                     -------------      -------------      -------------      -------------
OPERATIONS:
  Net  investment  income ......................     $   1,027,038      $   1,688,668      $   2,959,835      $   5,181,705
  Net realized gain (loss) on investments ......              ----               ----            937,079            751,953
  Net change in unrealized appreciation
    (depreciation) of investments ..............              ----               ----            644,882          1,908,463
                                                     -------------      -------------      -------------      -------------

Net increase in net assets resulting from
  operations ...................................         1,027,038          1,688,668          4,541,796          7,842,121
                                                     -------------      -------------      -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ........................        (1,027,038)        (1,688,687)        (2,959,835)        (5,181,705)
  Net realized gains on investments ............              ----               ----               ----                ---
                                                     -------------      -------------      -------------      -------------
  Total  distributions .........................        (1,027,038)        (1,688,687)        (2,959,835)        (5,181,705)
                                                     -------------      -------------      -------------      -------------

CAPITAL SHARE TRANSACTIONS:

  Proceeds from shares sold ....................       274,852,782        421,731,957         44,131,949         54,323,377
  Reinvested distributions .....................           867,124          1,490,762          2,666,745          4,543,928
  Payments for shares redeemed..................      (271,886,005)      (412,780,024)       (22,637,489)       (31,053,376)
                                                     -------------      -------------      -------------      -------------
    Increase (decrease) in net assets from
      capital share transactions ...............         3,833,901         10,442,695         24,161,205         27,813,929
                                                     -------------      -------------      -------------      -------------

      Total increase (decrease) in net assets...         3,833,901         10,442,676         25,743,166         30,474,345



NET ASSETS
  Beginning of period...........................        43,110,774         32,668,098        103,868,216         73,393,871
                                                     -------------      -------------      -------------      -------------
  End of period ................................     $  46,944,675      $  43,110,774      $ 129,611,382      $ 103,868,216
                                                     =============      =============      =============      =============

NET ASSETS CONSIST OF:
  Capital (par value and paid-in surplus).......     $  46,944,675      $  43,110,774      $ 126,878,297      $ 102,717,092
  Undistributed (distributions in excess of) net
    investment income ..........................              ----               ----               ----               ----
  Accumulated net realized gain (loss) from
    security transactions ......................              ----               ----          1,169,572            232,493
  Unrealized appreciation (depreciation)
    on investments .............................              ----               ----          1,563,513            918,631
                                                     -------------      -------------      -------------      -------------
                                                     $  46,944,675      $  43,110,774      $ 129,611,382      $ 103,868,216
                                                     =============      =============      =============      =============

CAPITAL TRANSACTIONS IN SHARES:
  Sold .........................................       274,852,782        421,731,641          4,130,517          5,135,153
  Reinvested distributions .....................           864,655          1,490,762            249,395            429,944
  Redeemed .....................................      (271,883,532)      (412,779,708)        (2,119,555)        (2,935,530)
                                                     -------------      -------------      -------------      -------------
Net increase (decrease) ........................         3,833,905         10,442,695          2,260,357          2,629,567
                                                     =============      =============      =============      =============


             BOND                               TAX-FREE                           MINNESOTA TAX-FREE
             FUND                              INCOME FUND                            INCOME FUND
--------------------------------      --------------------------------      --------------------------------
 SIX MONTHS                             SIX MONTHS                           SIX MONTHS
   ENDED                                  ENDED                                ENDED
SEPTEMBER 30,        YEAR ENDED        SEPTEMBER 30,     YEAR ENDED         SEPTEMBER 30,        YEAR ENDED
    1998              MARCH 31,           1998             MARCH 31,            1998              MARCH 31,
 (UNAUDITED)            1998           (UNAUDITED)           1998            (UNAUDITED)           1998
-------------      -------------      -------------      -------------      -------------      -------------
$     292,653      $     496,143      $  14,396,747      $  22,280,624      $   4,185,512      $   6,165,702
       34,179             49,321          1,976,582          5,643,332             42,661            378,832

      238,736            229,412          8,374,839         13,506,608          2,654,288          3,309,650
-------------      -------------      -------------      -------------      -------------      -------------

      565,568            774,876         24,748,168         41,430,564          6,882,461          9,854,184
-------------      -------------      -------------      -------------      -------------      -------------

     (292,653)          (496,143)       (14,404,173)       (22,265,772)        (4,194,591)        (6,147,546)
         ----            (15,500)              ----         (2,923,000)              ----               ----
-------------      -------------      -------------      -------------      -------------      -------------
     (292,653)          (511,643)       (14,404,173)       (25,188,772)        (4,194,591)        (6,147,546)
-------------      -------------      -------------      -------------      -------------      -------------

    2,009,109          5,732,530        257,404,869        289,918,088         79,399,612         95,953,859
      278,978            444,858         11,727,466         19,434,042          3,536,991          5,000,624
   (1,647,527)        (2,137,832)      (114,261,049)      (148,555,475)       (34,963,295)       (55,003,355)
-------------      -------------      -------------      -------------      -------------      -------------
      640,560          4,039,556        154,871,286        160,796,655         47,973,308         45,951,128
-------------      -------------      -------------      -------------      -------------      -------------

      913,475          4,302,789        165,215,281        177,038,447         50,661,178         49,657,766


   10,706,251          6,403,462        519,578,653        342,540,206        143,633,670         93,975,904
-------------      -------------      -------------      -------------      -------------      -------------
$  11,619,726      $  10,706,251      $ 684,793,934      $ 519,578,653      $ 194,294,848      $ 143,633,670
=============      =============      =============      =============      =============      =============


$  11,246,195      $  10,605,635      $ 652,991,263      $ 498,119,977      $ 187,183,000      $ 139,209,693

         ----               ----               ----              7,426               ----              9,078

       18,864            (15,315)         3,465,871          1,489,289            (49,564)           (92,225)

      354,667            115,931         28,336,800         19,961,961          7,161,412          4,507,124
-------------      -------------      -------------      -------------      -------------      -------------

$  11,619,726      $  10,706,251      $ 684,793,934      $ 519,578,653      $ 194,294,848      $ 143,633,670
=============      =============      =============      =============      =============      =============


      198,727            571,626         24,649,571         28,152,545          7,542,713          9,257,296
       27,531             44,515          1,122,535          1,884,655            335,809            481,164
     (163,146)          (214,721)       (10,954,252)       (14,443,246)        (3,319,566)        (5,306,337)
-------------      -------------      -------------      -------------      -------------      -------------

       63,112            401,420         14,817,854         15,593,954          4,558,956          4,432,123
=============      =============      =============      =============      =============      =============


                See accompanying notes to financial statements on pages 48 - 55.

SIT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS

(1)         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            The Sit Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Bond Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:

                FUND                                     INVESTMENT OBJECTIVE

            Money Market                Maximum current income with the preservation of capital
                                        and maintenance of liquidity.

            U.S. Government Securities  High current income and safety of principal.

            Bond                        Maximize total return, consistent with the preservation of capital.

            Tax-Free Income             High level of current income that is exempt from federal income tax, consistent with the preservation of capital.

            Minnesota                   Tax-Free Income High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.


            Significant accounting policies followed by the Funds are summarized below:

            INVESTMENTS IN SECURITIES

            Securities maturing more than 60 days from the valuation date, with the exception of those in Money Market Fund, are valued at the market price supplied by an independent pricing vendor based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Boards of Directors. Such fair values are determined using prices quoted by independent brokers or pricing services. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, all securities in the Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

            Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

            Delivery and payment for securities which have been purchased by the Minnesota Tax-Free Income, Tax-Free Income, and U.S. Government Securities Funds on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery, and each Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.

            The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

            FEDERAL TAXES

            The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

            Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

            For federal income tax purposes the Minnesota Tax-Free Income Fund has a capital loss carryover of $89,392 at March 31, 1998, which, if not offset by subsequent capital gains, will begin to expire in 2003. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

            DISTRIBUTIONS

            Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

            USE OF ESTIMATES

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2)         INVESTMENT SECURITY TRANSACTIONS

            Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended September 30,1998, were as follows:

                                               Purchases ($)        Proceeds ($)
                                               -------------        ------------
            U.S. Government Securities Fund      86,153,153          60,952,394
            Bond Fund                             5,009,997           4,494,179
            Tax-Free Income Fund                153,905,577          64,362,582
            Minnesota Tax-Free Income Fund       69,342,888          12,849,203

            For Money Market Fund during the period ended September 30, 1998 purchases of and proceeds from sales and maturities of investment securities aggregated $793,822,036 and $797,627,000 respectively.

(3)         EXPENSES

            INVESTMENT ADVISER

            The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Fund's assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of Money Market, U.S. Government Securities, Bond, Tax-Free Income, and Minnesota Tax Free Income Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                                   Average
                                                    Daily
                                                  Net Assets
                                                  ----------
            Bond Fund                               .80%
            Tax-Free Income Fund                    .80%
            Minnesota Tax-Free Income Fund          .80%


                                                 First             Over
                                              $50 Million       $50 Million
                                              -----------       -----------

            Money Market Fund                     .80%              .60%
            U.S. Government Securities Fund      1.00%              .80%


            For the period April 1, 1995, through December 31, 1998, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of .70% of the Fund's average daily net assets in excess of $250 million and .60% of the Fund's average daily net assets in excess of $500 million. After December 31, 1998, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

            For the period April 1, 1995, through December 31, 1998, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund and Money Market Fund to an annual rate of .80% and .50%, respectively of the Fund's average daily net assets. After December 31, 1998, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

            TRANSACTIONS WITH AFFILIATES

            The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of September 30, 1998:
                                                                %Shares
                                                 Shares       Outstanding
                                                 ------       -----------
                          Money Market Fund     6,997,085        14.9
            U.S. Government Securities Fund       586,214         4.9
                                  Bond Fund        73,048         6.5
                       Tax-Free Income Fund     2,384,008         3.7
             Minnesota Tax-Free Income Fund     1,017,453         5.6

(4)         FINANCIAL HIGHLIGHTS

            Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated as follows:

SIT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS


                                                         Six Months
                                                           Ended
                                                        September 30,                     Years Ended March 31,
                                                            1998        ---------------------------------------------------------
                                                        (Unaudited)        1998           1997             1996          1995
=================================================================================================================================
NET ASSET VALUE:
    Beginning of period                                 $     1.00      $     1.00      $     1.00      $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                     0.03            0.05            0.05            0.05           0.04
---------------------------------------------------------------------------------------------------------------------------------
Total from operations                                         0.03            0.05            0.05            0.05           0.04
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                               (0.03)          (0.05)          (0.05)          (0.05)         (0.04)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                       $     1.00      $     1.00      $     1.00      $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   2.59%           5.29%           5.04%           5.44%          4.57%
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)             $   46,945      $   43,111      $   32,668      $   21,260     $   29,822

RATIOS:
    Expenses to average daily net assets                      0.50(2)         0.50(2)         0.50(2)         0.50(2)        0.50(2)
    Net investment income to average daily net assets         5.09(2)         5.12(2)         4.93(2)         5.35(2)        4.63(2)

------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.


(2) Percentages for the period ended September 30, 1998 are adjusted to an annual rate. Total Fund expenses are contractually limited to .80% of average daily net assets for the first $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the periods ended September 30, 1998, and March 31, 1998, 1997, 1996, and 1995, the investment adviser voluntarily absorbed $60,556, $98,857, $78,042, $66,862, and $63,828, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for each of these periods and the ratio of net investment income to average daily net assets would have been 4.79%, 4.82%, 4.63%, 5.05%, and 4.33%, respectively.

SIT U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS





                                                      Six Months
                                                         Ended
                                                      September 30,                               Years Ended March 31,
                                                         1998          -------------------------------------------------------------
                                                      (Unaudited)         1998            1997            1996            1995
=================================================================================================================================
NET ASSET VALUE:
    Beginning of period                               $   10.63        $   10.28        $  10.47        $  10.28        $  10.50
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                   .28              .63             .65             .70             .67
    Net realized and unrealized gains
       (losses) on investments                              .15              .35            (.19)            .19            (.22)
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                                       .43              .98             .46             .89             .45
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                             (.28)            (.63)           (.65)           (.70)           (.67)
    From realized gains                                    ----             ----            ----            ----            ----
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.28)            (.63)           (.65)           (.70)           (.67)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                     $   10.78        $   10.63        $  10.28        $  10.47        $  10.28
------------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                4.08%            9.70%           4.55%           8.87%           4.47%
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)           $ 129,611        $ 103,868        $ 73,394        $ 52,450        $ 37,454

RATIOS:
   Expenses to average daily net assets                    0.80%(2)         0.80%(2)        0.80%(2)        0.80%(2)        0.80%(2)
   Net investment income to average daily net assets       5.20%(2)         5.93%(2)        6.30%(2)        6.72%(2)        6.48%(2)
Portfolio turnover rate (excluding short-term securities) 55.27%           50.67%          85.21%          51.37%          38.51%


------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended September 30, 1998 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets exceeding $50 million. However, during the periods ended September 30, 1998 and March 31, 1998, 1997, 1996, and 1995, the investment adviser voluntarily absorbed $50,137, $100,000, $99,999, $88,625, and $73,460 of expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .89%, .91%, .97%, 1.00%, and 1.00% for these periods and the ratio of net investment income to average daily net assets would have been 5.11%, 5.82%, 6.13%, 6.52%, and 6.28%, respectively.

SIT BOND FUND
FINANCIAL HIGHLIGHTS


                                                            Six Months
                                                               Ended
                                                            September 30,                    Years Ended March 31,
                                                               1998           ------------------------------------------------------
                                                            (Unaudited)         1998          1997           1996         1995
====================================================================================================================================
NET ASSET VALUE:
   Beginning of period                                      $    10.03        $     9.62     $     9.83    $     9.48    $     9.69
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                           .27               .63            .64           .64           .62
   Net realized and unrealized
     gains (losses) on investments                                 .25               .43           (.14)          .35          (.21)
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                              .52              1.06            .50           .99           .41
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                     (.27)             (.63)          (.64)         (.64)         (.62)
   From realized gains                                            ----              (.02)          (.07)         ----          ----
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (.27)             (.65)          (.71)         (.64)         (.62)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                            $    10.28        $    10.03     $     9.62    $     9.83    $     9.48
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                       5.25%            11.22%          5.21%        10.57%         4.51%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $   11,620        $   10,706     $    6,403    $    5,222    $    3,533

RATIOS:
   Expenses to average daily net assets                           0.80%(2)          0.80%          0.80%         0.80%         0.80%
   Net investment income to average daily net assets              5.32%(2)          6.31%          6.52%         6.49%         6.63%
Portfolio turnover rate (excluding short-term securities)        42.32%            76.15%        128.06%       159.45%        41.25%



---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)      Adjusted to an annual rate.

SIT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

                                                         Six Months
                                                           Ended
                                                       September 30,                     Years Ended March 31,
                                                           1998          ------------------------------------------------------
                                                       (Unaudited)          1998          1997          1996           1995
===============================================================================================================================
NET ASSET VALUE:
   Beginning of period                                  $   10.41        $    9.98      $    9.88      $    9.70      $    9.63
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                      .26              .54            .56            .56            .56
   Net realized and unrealized gains
     (losses) on investments                                  .17              .50            .10            .18            .09
-------------------------------------------------------------------------------------------------------------------------------
Total from operations                                         .43             1.04            .66            .74            .65
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                (.26)            (.54)          (.56)          (.56)          (.56)
   From realized gains                                       ----             (.07)          ----           ----           (.02)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (.26)            (.61)          (.56)          (.56)          (.58)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                        $   10.58        $   10.41      $    9.98      $    9.88      $    9.70
-------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                  4.22%           10.69%          6.82%          7.73%          7.00%
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)             $ 684,794        $ 519,579      $ 342,540      $ 279,769      $ 255,157

RATIOS:
   Expenses to average daily net assets                      0.73%(2)         0.76%(2)       0.79%(2)       0.80%(2)       0.79%(2)
   Net investment income to average daily net assets         5.00%(2)         5.29%(2)       5.63%(2)       5.65%(2)       5.84%(2)
Portfolio turnover rate (excluding short-term securities)   11.91%           21.40%         25.34%         25.50%         13.13%


---------


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended September 30, 1998 are adjusted to an annual rate. Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the periods ended September 30, 1998, and March 31, 1998, 1997, 1996, and 1995, the investment adviser voluntarily absorbed $198,796, $171,504, $46,819, $15,540, and
         $24,991 in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for these periods, and the ratio of net investment income to average daily net assets would have been 4.93%, 5.25%, 5.62%, 5.65%, and 5.83%, respectively.

SIT MINNESOTA TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS


                                                           Six Months
                                                             Ended
                                                           September 30,                  Years Ended March 31,
                                                              1998           ---------------------------------------------------
                                                           (Unaudited)          1998         1997         1996          1995
=================================================================================================================================
NET ASSET VALUE:
   Beginning of period                                      $   10.49        $   10.14     $   10.09     $    9.96     $    9.79
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                          .26              .55           .57           .57           .56
   Net realized and unrealized gains
     (losses) on investments                                      .15              .35           .05           .13           .17
--------------------------------------------------------------------------------------------------------------------------------
Total from operations                                             .41              .90           .62           .70           .73
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                    (.26)            (.55)         (.57)         (.57)         (.56)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                            $   10.64        $   10.49     $   10.14     $   10.09     $    9.96
--------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      4.00%            9.07%         6.26%         7.12%         7.68%
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $ 194,295        $ 143,634     $  93,976     $  62,980     $  43,881

RATIOS:
   Expenses to average daily net assets                          0.80%(2)         0.80%         0.80%         0.80%         0.80%
   Net investment income to average daily net assets             5.00%(2)         5.32%         5.56%         5.62%         5.72%
Portfolio turnover rate (excluding short-term securities)        8.01%           17.58%        17.16%        15.85%        34.20%


---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)      Adjusted to an annual rate.

                         A LOOK AT THE SIT MUTUAL FUNDS

                  Sit Mutual Funds is managed by Sit Investment Associates, Inc.
            Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment currently manages more than $6 billion for some of America's largest corporations, foundations and endowments.

                  Sit Mutual Funds is comprised of thirteen 100% NO-LOAD funds.
            100% NO-LOAD means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

                  Some of the other features include:
                    o  Free telephone exchange
                    o  Dollar-cost averaging through automatic investment plan
                    o Electronic transfer of funds for purchases and redemptions o Free check-writing privileges on bond funds
                    o  Retirement accounts including IRAs, Keoghs and 401(k)
                       Plans

                              SIT FAMILY OF FUNDS

                                    [CHART]

STABILITY: SAFETY OF PRINCIPAL AND CURRENT INCOME
               MONEY MARKET

INCOME:  INCREASED INCOME
               U.S. GOVERNMENT SECURITIES
               TAX-FREE INCOME
               MINNESOTA TAX-FREE INCOME
               BOND

GROWTH: LONG-TERM CAPITAL APPRECIATION AND INCOME
               BALANCED
               LARGE CAP GROWTH
               REGIONAL GROWTH

HIGH GROWTH: LONG-TERM CAPITAL APPRECIATION
               MID CAP GROWTH
               INTERNATIONAL GROWTH
               SMALL CAP GROWTH
               SCIENCE AND TECHNOLOGY GROWTH
               DEVELOPING MARKETS GROWTH

[LOGO]



Directors:
                       Eugene C. Sit, CFA
                       Peter L. Mitchelson, CFA
                       Michael C. Brilley
                       John E. Hulse
                       Sidney L. Jones
                       Donald W. Phillips
                       William E. Frenzel

Director Emeritus:
                       Melvin C. Bahle

Officers:
                       Eugene C. Sit, CFA          Chairman
                       Peter L. Mitchelson, CFA    Vice Chairman
                       Mary K. Stern, CFA          President
                       Michael C. Brilley          Senior Vice President
                       Roger J. Sit                Senior Vice President
                       Debra A. Sit, CFA           Vice President - Investments,
                                                       Assistant Treasurer
                       Bryce A. Doty, CFA (1)      Vice President - Investments
                       Paul J. Jungquist, CFA (2)  Vice President - Investments
                       Paul E. Rasmussen           Vice President & Treasurer
                       Michael P. Eckert           Vice President
                       Michael J. Radmer           Secretary
                       Carla J. Rose               Assistant Secretary

(1)   Bond Fund and U.S. Government Securities Fund only.
(2)   Money Market Fund only.

SEMI-ANNUAL REPORT
BOND FUNDS

SEPTEMBER 30, 1998

INVESTMENT ADVISER
SIT INVESTMENT ASSOCIATES, INC.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580

DISTRIBUTOR
SIA SECURITIES CORP.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580

CUSTODIAN
THE NORTHER TRUST COMPANY
50 SOUTH LASALLE STREET
CHICAGO, ILL 60675

TRANSFER AGENT AND
DISBURSING AGENT
FIRST DATA INVESTOR SERVICES
P.O. BOX 5166
WESTBORO, MA 01581-5166

AUDITORS
KPMG PEAT MARWICK LLP
4200 NORWEST CENTER
MINNEAPOLIS, MN 55402

LEGAL COUNSEL
DORSEY & WHITNEY LLP
220 SOUTH SIXTH STREET
MINNEAPOLIS, MN 55402


MEMBER OF
100% NO-LOAD
     MUTUAL FUND
     COUNCIL